UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-4571
Name of Registrant: Vanguard Pennsylvania Tax-Free Funds
Address of Registrant: P.O. Box 2600
Valley Forge, PA 19482
Name and address of agent for service: Heidi Stam, Esquire
P.O. Box 876
Valley Forge, PA 19482
Registrant’s telephone number, including area code: (610) 669-1000
Date of fiscal year end: November 30
Date of reporting period: December 1, 2008 – November 30, 2009

Vanguard Pennsylvania Tax-Exempt
Funds Annual Report
November 30, 2009

Vanguard Pennsylvania Tax-Exempt Money Market Fund
Vanguard Pennsylvania Long-Term Tax-Exempt Fund

> Vanguard Pennsylvania Tax-Exempt Money Market Fund returned 0.50% for the fiscal year ended November 30, 2009, a record low for the fund that nevertheless exceeded the average return of peer funds.

> The Investor Shares of Vanguard Pennsylvania Long-Term Tax-Exempt Fund

returned 12.32%, in line with the index’s return but a few steps behind the average return of peers.

> The long-term municipal bond market roared back from a loss in fiscal 2008 to a double-digit gain in fiscal 2009.

Contents

Your Fund’s Total Returns	1
President’s Letter	2
Advisor’s Report	9
Results of Proxy Voting	12
Pennsylvania Tax-Exempt Money Market Fund	14
Pennsylvania Long-Term Tax-Exempt Fund	31
About Your Fund’s Expenses	56
Glossary	58

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Cover photograph: Veronica Coia.

Your Fund’s Total Returns

Fiscal Year Ended November 30, 2009
	Ticker	Total
	Symbol	Returns
Vanguard Pennsylvania Tax-Exempt Money Market Fund	VPTXX	0.50%
7-Day SEC Yield: 0.13%
Taxable-Equivalent Yield: 0.21%[1]
Pennsylvania Tax-Exempt Money Market Funds Average[2]		0.22

Vanguard Pennsylvania Long-Term Tax-Exempt Fund
Investor Shares	VPAIX	12.32%
30-Day SEC Yield: 3.47%
Taxable-Equivalent Yield: 5.51%[1]
Admiral™ Shares[3]	VPALX	12.41
30-Day SEC Yield: 3.55%
Taxable-Equivalent Yield: 5.63%[1]
Barclays Capital 10 Year Municipal Bond Index		12.67
Pennsylvania Municipal Debt Funds Average[2]		16.04

Your Fund’s Performance at a Glance
November 30, 2008–November 30, 2009
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Pennsylvania Tax-Exempt Fund
Money Market	$1.00	$1.00	$0.005	$0.000
Long-Term
Investor Shares	$10.19	$10.97	$0.456	$0.000
Admiral Shares	10.19	10.97	0.464	0.000

1 This calculation, which assumes a typical itemized tax return, is based on the maximum federal tax rate of 35% and the maximum commonwealth of Pennsylvania income tax rate. Local taxes were not considered. Please see the prospectus for a detailed explanation of the calculation.
2 Derived from data provided by Lipper Inc.
3 A lower-cost class of shares available to many longtime shareholders and to those with significant investments in the fund.

President’s Letter

Dear Shareholder,

The Vanguard Pennsylvania Tax-Exempt Funds performed very well in fiscal-year 2009. The period began amid fears about the viability of the nation’s financial institutions and a related plunge in municipal bond prices. As the year progressed, government rescue programs began to take hold, accompanied by a strong rally in municipal bonds.

Simultaneously, Pennsylvania and other states grappled with the disruption in revenues brought about by the worst economic slump since the Great Depression. Pennsylvania’s unemployment rate climbed to almost 9%—below the national average, which exceeded 10%. Fears of defaults were in the air (generally unwarranted in our view).

Vanguard Pennsylvania Long-Term Tax-Exempt Fund fully participated in the national muni bond market rally. The fund returned 12.32% for Investor Shares (12.41% for Admiral Shares). Rising bond prices go hand-in-hand with declining yields: As of November 30, 2009, the fund’s yield was 3.47% for Investor Shares, down from 4.50% a year earlier.

Money market funds faced a different dynamic, including aggressive actions by the Federal Reserve that drove down short-term interest rates. Vanguard Pennsylvania Tax-Exempt Money Market Fund returned 0.50% for the fiscal year, a record low. The fund’s ending yield was a barely perceptible 0.13%, down from 1.23% a year earlier.

On a taxable-equivalent basis, the yield of each fund was higher, as shown on page 1. Note: The funds are permitted to invest in securities whose income is subject to the alternative minimum tax (AMT). As of November 30, the Long-Term Fund owned no securities that would generate income distributions subject to the AMT, but the Money Market Fund did.

For bonds, a period of panic was followed by robust returns

Volatility was a theme in the fixed income market over the 12 months ended November 30. At the peak of the credit crisis in late 2008, investors shunned just about any security not issued by the U.S. Treasury. This stampede to quality led to the widest gap between the very low yields of Treasuries and the much higher yields of corporate bonds since the Great Depression. The crisis also rattled the municipal bond market, propelling muni bond yields above those of Treasury bonds—a reversal of the typical relationship.

In early spring, “green shoots” began to emerge—signs that aggressive fiscal and monetary policies were getting the global economy back on its feet. Investors’ appetite for risk returned, and then some: Not only did they propel the stock market to an amazingly strong bounceback, but many sought out some of the riskiest bonds. For the 12 months ended

Market Barometer
	Average Annual Total Returns
	Periods Ended November 30, 2009
	One Year	Three Years	Five Years
Bonds
Barclays Capital U.S. Aggregate Bond Index
(Broad taxable market)	11.63%	6.40%	5.49%
Barclays Capital Municipal Bond Index	14.17	4.17	4.50
Citigroup 3-Month Treasury Bill Index	0.20	2.36	2.91

Stocks
Russell 1000 Index (Large-caps)	27.38%	–5.71%	1.02%
Russell 2000 Index (Small-caps)	24.53	–8.36	–0.46
Dow Jones U.S. Total Stock Market Index	28.06	–5.55	1.24
MSCI All Country World Index ex USA (International)	47.13	–2.73	6.75

CPI
Consumer Price Index	1.84%	2.40%	2.52%

November 30, taxable and municipal bonds each notched double-digit results, returning about 12% and 14%, respectively.

Shorter-term savings vehicles, including money market funds, didn’t fare as well. They became casualties of the Fed’s dramatic cuts in short-term interest rates and other policies that pumped up the money supply, all intended to nurse the economy, markets, and banks back to health. In December 2008, the Fed reduced its target for the federal funds rate, a benchmark for the interest rates paid by money market instruments and other very short-term securities, to between 0% and 0.25%. The target has stayed there ever since. After its meeting in early November, the Fed said it expected to maintain the target at this level “for an extended period.”

Stock markets worldwide produced double-digit returns

U.S. stocks posted unusually large gains as the steep losses suffered during the first few months of the fiscal year were more than erased by the rally that began in March. The stock market’s rebound seemed to anticipate an improvement in the broader economy, which began to show signs of growth in the second half of the period.

The story was similar in many international markets: They collapsed in late 2008 and early 2009, then rebounded at a startling

Expense Ratios[1]
Your Fund Compared With Its Peer Group
	Investor	Admiral	Peer
Pennsylvania Tax-Exempt Fund	Shares	Shares	Group
Money Market	0.17%	—	0.61%
Long-Term	0.20	0.12%	1.16

1 The fund expense ratios shown are from the prospectus dated March 27, 2009, and represent estimated costs for the current fiscal year based on the funds’ net assets as of the prospectus date. For the fiscal year ended November 30, 2009, the Pennsylvania Tax-Exempt Money Market Fund’s expense ratio was 0.17%. The Pennsylvania Long-Term Tax-Exempt Fund’s expense ratios were 0.20% for Investor Shares and 0.12% for Admiral Shares. Peer groups are: for the Pennsylvania Tax-Exempt Money Market Fund, Pennsylvania Tax-Exempt Money Market Funds; and for the Pennsylvania Long-Term Tax-Exempt Fund, Pennsylvania Municipal Debt Funds. Peer-group expense ratios are derived from data provided by Lipper Inc. and capture information through year-end 2008.

rate. The recovery was especially swift and powerful in emerging markets, many of which came out of the financial crisis in relatively better fiscal and economic shape than their developed-market counterparts.

Despite the strong performance seen since March, the longer-term returns of most stock market indexes bear witness to the trials suffered by many investors in the not-so-distant past. Over the past three years, for example, both U.S. and international stock indexes have declined. Five-year annualized returns for U.S. stocks as of November 30 were mostly positive, but far from impressive. Stock markets abroad fared better over this longer period, posting average annual returns of almost 7%.

Fear, the Fed, and a rally put a squeeze on yields

Fiscal 2009 was a period of falling tax-exempt yields. However, the primary factors behind the slide in short-term yields differed from those affecting longer-term tax-exempt bonds.

Because money market investments are extremely sensitive to changes in short-term interest rates, the Pennsylvania Tax-Exempt Money Market Fund’s yield dwindled in an almost unbroken trend over the period in response to the Fed’s rate-cutting policy. Further promoting the decline was strong investor demand for low-risk, liquid assets at the height of the financial panic.

Total Returns
Ten Years Ended November 30, 2009
	Average Annual Return
		Competing
	Vanguard	Funds
Pennsylvania Tax-Exempt Fund	Fund	Average[1]
Money Market	2.21%	1.80%
Long-Term Investor Shares	5.34	4.47

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

1 Peer groups are: for the Pennsylvania Tax-Exempt Money Market Fund, Pennsylvania Tax-Exempt Money Market Funds; and for the
Pennsylvania Long-Term Tax-Exempt Fund, Pennsylvania Municipal Debt Funds. Peer-group returns are derived from data provided by
Lipper Inc.

Investment insight
A historical yield pattern
has reasserted itself
Atypical times can upend typical
relationships. At the start of the fiscal
year, municipal securities generally
offered higher pre-tax yields than
taxable Treasuries—an inversion of
the historical relationship. A variety
of investor fears about the financial
outlook drove demand for Treasuries
up and their yields down, while
market turmoil was doing the
opposite for municipal bonds.
Munis have usually yielded less
than Treasuries, because their
interest income is generally exempt
from federal taxes. As the period
progressed, Treasury yields rose and
muni yields declined—returning to the
more usual relationship in the spring.

Comparing Treasury and Municipal Yields

By November 30, the Money Market Fund’s yield was down to 0.13%, more than a full percentage point below its year-ago level. This translated into a fiscal-year return of 0.50%, its lowest return since its inception in 1988. The good news—on a relative basis, to be sure—is that the fund’s return was more than double that of its peers, a consequence primarily of the fund’s low expense ratio.

In the longer-term tax-exempt market, yields declined because of a rally that took hold early in the year and didn’t let up. The Pennsylvania Long-Term Tax-Exempt Fund’s yield fell to 3.47% (for Investor Shares) as of November 30, also more than a percentage point below its level a year ago.

The rally got its start early in the fiscal year when the credit-market crisis put extreme pressure on certain institutional investors to raise capital in a hurry. The resulting forced sales of muni bonds drove prices down to levels that would soon prove attractive to investors. Yields on munis rose accordingly, even climbing above those of Treasuries (see the chart on this page). As investors’ appetite for risk rekindled, the combination of relatively low prices and high yields contributed to strong muni demand.

Also helping to boost muni bond prices was a decline in tax-exempt supply. Issuance of tax-exempt bonds dropped as states and municipalities took advantage of the newly created Build America Bonds (BABs). In Pennsylvania, for example, BABs were issued by the State Turnpike Commission and some school districts. The new BABs, which are taxable, are one element of the federal economic stimulus package and were designed to subsidize states’ and local governments’ borrowing costs. (The stimulus program also included direct payments to states and local governments, another factor that reduced tax-exempt bond supply.)

In this environment, the Pennsylvania Long-Term Tax-Exempt Fund returned more than 12%, one of its highest fiscal-year returns since its inception in 1986. The fund’s return was in line with that of its benchmark index, but the fund’s higher-quality orientation held back performance compared with the average return of the peer group.

Diligent analysis and low costs support long-term returns

Even though the economic signals seem to point to renewed growth for the U.S. economy as a whole, the finances of states and municipalities are likely to be strained for a while longer—if experience is any guide. This means that close monitoring of the finances of Pennsylvania and other municipal bond issuers will continue to be of paramount importance to investors.

Vanguard Fixed Income Group’s seasoned credit analysts bring an informed skeptic’s view to the monitoring task. They perform rigorous, thorough, and independent analysis not only of issues being considered for purchase but also of those already in the portfolios. The advisor believes that concerns about the potential defaults of Pennsylvania tax-exempt securities, and of those of other states represented in Vanguard’s array of tax-exempt portfolios, are generally unwarranted. In fact, we have not witnessed a surge in municipal defaults across the country in 2009, despite the fiscal squeeze.

Investors have been well-served by the advisor’s diligent credit analysis, as well as by the strategy of maintaining low-cost portfolios of high-quality, liquid assets with tightly controlled exposure to interest rate risk. For the decade ended November 30, 2009, the average annual returns of both the Pennsylvania Tax-Exempt Money Market Fund and the Pennsylvania Long-Term Tax-Exempt Fund exceeded the average returns of their peer groups.

The importance of low costs should not be underestimated in fixed income investing, because bond returns fall within a narrower range than stock returns. This simple fact provides two interrelated advantages for the skilled bond fund manager who has low costs. He or she has a lower hurdle to overcome in seeking to produce competitive returns, because expenses are deducted directly from returns. And the manager needn’t pursue higher-risk strategies in an effort to overcome the drag from higher costs. As you can see in the expense ratio table in this letter, the Vanguard funds’ costs are far below the norm for their peers.

Diversification and low costs stand the test of time

As the financial crisis unfolded and the economy fell into recession, risk-averse investors sought refuge in the relative safety of Treasury securities. This made Treasuries the star performers in fiscal year 2008, when virtually all other asset classes suffered double-digit losses. In 2009, however, as the outlook for credit markets and the economy brightened, investors returned to embracing other investments, including municipal securities. The double-digit returns of many long-term municipal bond funds were several steps ahead of the returns of intermediate- and long-term Treasury bonds.

Because asset classes rotate in and out of favor over time, we recommend that you diversify your portfolio among, and within, different asset classes based on your goals, time horizon, and tolerance for risk. And always pay attention to costs, an important factor in any fund’s performance and especially critical in fixed income investing.

Within a balanced and well-diversified portfolio, both the Pennsylvania Tax-Exempt Money Market Fund and the Pennsylvania Long-Term Tax-Exempt Fund can play important roles, particularly for investors in higher tax brackets. And the funds’ low expenses also help you to keep more of the returns, a benefit that compounds over time.

On another matter, I would like to inform you that on January 1, 2010, we will complete a leadership transition that began in March 2008. I will succeed Jack Brennan as chairman of Vanguard’s board of directors and of the fund boards. Jack has agreed to serve as chairman emeritus and senior advisor.

Under Jack’s leadership, Vanguard has grown to become a preeminent firm in the mutual fund industry. Jack’s energy, his relentless pursuit of perfection, and his unwavering focus on always doing the right thing for our clients are evident in every facet of Vanguard policy today.

Thank you for entrusting your assets to Vanguard.

Sincerely,

F. William McNabb III
President and Chief Executive Officer
December 14, 2009

Advisor’s Report

For the fiscal year ended November 30, 2009, Vanguard Pennsylvania Tax-Exempt Money Market Fund returned 0.50%, ahead of the average return of its peer group. The Pennsylvania Long-Term Tax-Exempt Fund returned 12.32% for Investor Shares and 12.41% for Admiral Shares—showing just how far and fast the bond market recovered from the dark days of 2008 and early 2009 when credit was essentially frozen. The long-term fund’s return was near that of its diversified Barclays Capital index benchmark but behind the average return of competing funds.

The investment environment

In the past 12 months we have seen a significant rebound in the municipal bond market. The fiscal year began in December amid a seemingly desperate crisis: Major financial firms had imploded; the credit markets were frozen; hedge funds and closed-end funds were unloading high-quality assets, including municipal bonds, at fire-sale prices to meet collateral requirements; and investors were fleeing securities with any hint of risk for the perceived safety of U.S. Treasury securities.

By early 2009, federal government and Federal Reserve initiatives aimed at combating the financial crisis and the intertwined economic slump started gaining some traction. The banks and brokerage firms that underwrite municipal issues and facilitate liquidity began to operate normally once again, helping to stabilize the muni market. And munis’ depressed prices began to attract buyers, helping to fuel a rally that continued for

Yields of Municipal Securities
(AAA-Rated General-Obligation Issues)
	November 30,	November 30,
Maturity	2008	2009
2 years	2.13%	0.61%
5 years	2.93	1.50
10 years	4.02	2.78
30 years	5.38	4.28

Source: Vanguard.

the remainder of the year. Toward the end of the fiscal year, tax-free bond yields had fallen (and prices risen) to levels not seen for four decades.

Prices also got a boost from the shortage of traditional tax-exempt securities. After the yields demanded by muni investors became exceptionally high in early 2009, many municipal borrowers began shifting a significant portion of their issuance to a new and lower-cost type of municipal bond—the subsidized and taxable Build America Bond. These bonds were created as part of the federal government’s stimulus package (signed into law in February). They are intended to encourage investment in public infrastructure and to help state and local governments, as well as other municipal issuers, meet their financing needs.

Although Build America Bonds may not have become a household name yet, these bonds’ impact on the municipal bond market should not be underestimated. From April—when the first such bond was issued—through November 2009, more than $55 billion in taxable Build America Bonds was issued nationwide. In October alone, about one-third of all new municipal bond issues were taxable, and most of those were Build America Bonds. Because these bonds siphoned off some of the potential supply of new tax-exempt bonds, investors seeking traditional munis found their prices being bid up.

Still, tax-exempt bonds represented close to 80% of the $373 billion of muni issues marketed nationwide in 2009 through November. And the total value of new municipal issues—including taxable bonds—appeared on track to exceed $400 billion in calendar year 2009, which would join 2005 and 2007 in the $400 billion-plus record book. In Pennsylvania, for the fiscal year, a total of $18.5 billion of municipal bonds was issued (including $1.3 billion of Build America Bonds), up from a total of $17.4 billion last year but still down from $20.1 billion in fiscal 2007.

As economic conditions improved during the year, investors sought out higher yields—by moving out of money market securities into longer-term bonds and by taking on more credit risk. Indeed, with state and local finances remaining shaky throughout the period, it was the market’s shift toward risk that led to a narrowing of the yield gap between lower-quality municipals and U.S. Treasuries. In this environment, lower-quality bonds performed best in both the taxable and municipal markets—generally creating headwinds for Vanguard funds because of our focus on quality.

Management of the funds

The economic slump and high unemployment at the national level have translated into historic budget challenges for states and municipalities, leading them to resort to a variety of measures—cutting spending, increasing taxes and fees, and tapping into reserves—to help meet their fiscal needs. Federal stimulus payments also helped bridge budget gaps. The give-and-take inherent in this process helped make Pennsylvania the last state to pass a budget for fiscal year 2010.

In anticipation of the market’s recovery, we increased the funds’ exposure to lower-quality securities, while maintaining our overall emphasis on securities with high credit quality. Indeed, compared with the funds’ peer groups, our allocations to lower-rated issues remain quite modest.

The funds’ interest rate positioning, as measured by their average weighted durations, had no meaningful impact on performance relative to benchmark indexes.

Outlook

We expect slow and stable economic growth to continue. Although the ultimate strength and pace of the recovery are open to question, the muni market has clearly priced out depression and priced in recovery. And, while we expect the Federal Reserve to keep interest rates low, we will be closely watching for any serious uptick in inflation. If inflation becomes a concern, we are prepared to act quickly. As the economic expansion proceeds, yield spreads between lower-risk and higher-risk bonds should continue to tighten, albeit at a more moderate pace.

At the state and local levels, we do not expect any immediate respite from financial stress. If the historical pattern holds, fiscal pressure on state and local governments will continue for the next few years. Changes in the financial picture of municipal bond issuers tend to lag the broader economic cycle by one to two years. As we usually do, we will continue to independently monitor developments in Pennsylvania and nationally and closely analyze the finances of the muni issuers. We strive to make sure that any financial pressure or problems of issuers won’t become the problems of the shareholders in our funds.

Kathryn T. Allen, Principal,
Portfolio Manager

Marlin G. Brown, Portfolio Manager

Christopher W. Alwine, CFA,
Principal and Head of Municipal Money
Market and Municipal Bond Groups

Vanguard Fixed Income Group

December 18, 2009

Results of Proxy Voting

At a special meeting of shareholders on July 2, 2009, fund shareholders approved the following two proposals:

Proposal 1—Elect trustees for each fund.*

The individuals listed in the table below were elected as trustees for each fund. All trustees with the exception of Messrs. McNabb and Volanakis (both of whom already served as directors of The Vanguard Group, Inc.) served as trustees to the funds prior to the shareholder meeting.

			Percentage
Trustee	For	Withheld	For
John J. Brennan	2,387,446,842	95,730,031	96.1%
Charles D. Ellis	2,362,492,971	120,683,903	95.1%
Emerson U. Fullwood	2,368,099,016	115,077,858	95.4%
Rajiv L. Gupta	2,349,078,646	134,098,228	94.6%
Amy Gutmann	2,346,016,995	137,159,879	94.5%
JoAnn Heffernan Heisen	2,359,232,030	123,944,844	95.0%
F. William McNabb III	2,381,841,651	101,335,223	95.9%
André F. Perold	2,350,045,755	133,131,119	94.6%
Alfred M. Rankin, Jr.	2,376,371,860	106,805,014	95.7%
Peter F. Volanakis	2,383,288,994	99,887,880	96.0%
* Results are for all funds within the same trust.

Proposal 2—Update and standardize the funds’ fundamental policies regarding:
(a) Purchasing and selling real estate.
(b) Issuing senior securities.
(c) Borrowing money.
(d) Making loans.
(e) Purchasing and selling commodities.
(f) Concentrating investments in a particular industry or group of industries.
(g) Eliminating outdated fundamental investment policies not required by law.

The revised fundamental policies are clearly stated and simple, yet comprehensive, making oversight and compliance more efficient than under the former policies. The revised fundamental policies will allow the funds to respond more quickly to regulatory and market changes, while avoiding the costs and delays associated with successive shareholder meetings.

				Broker	Percentage
Vanguard Fund	For	Abstain	Against	Non-Votes	For
Pennsylvania Tax-Exempt Money Market Fund
2a	2,043,848,404	32,970,398	200,531,177	34,520,336	88.4%
2b	2,052,561,465	37,413,953	187,374,560	34,520,337	88.8%
2c	2,031,433,094	33,091,695	212,825,189	34,520,337	87.9%
2d	2,030,126,941	33,684,509	213,538,528	34,520,337	87.8%
2e	2,027,224,961	31,144,881	218,980,137	34,520,336	87.7%
2f	2,041,912,238	38,044,954	197,392,787	34,520,336	88.3%
2g	2,095,211,059	42,836,452	139,302,467	34,520,336	90.6%

Pennsylvania Long-Term Tax-Exempt Fund
2a	151,085,252	2,703,044	9,776,624	7,741,638	88.2%
2b	151,297,972	3,728,542	8,538,408	7,741,637	88.3%
2c	149,013,890	3,249,851	11,301,181	7,741,637	87.0%
2d	148,646,759	3,431,917	11,486,244	7,741,638	86.8%
2e	148,275,141	3,504,676	11,785,104	7,741,637	86.6%
2f	150,225,917	3,333,947	10,005,056	7,741,639	87.7%
2g	153,256,928	3,184,612	7,123,381	7,741,638	89.5%

Pennsylvania Tax-Exempt Money Market Fund

Fund Profile

As of November 30, 2009

Financial Attributes

Yield[1]	0.1%
Average Weighted Maturity	27 days
Average Quality[2]	MIG-1
Expense Ratio[3]	0.17%

Distribution by Credit Quality[4] (% of portfolio)

MIG-1/A-1+/SP-1+/F-1+	83.0%
P-1/A-1/SP-1/F-1	17.0

1 7-day SEC yield. See the Glossary.
2 Moody’s Investors Service.
3 The expense ratio shown is from the prospectus dated March 27, 2009, and represents estimated costs for the current fiscal year based on the fund’s net assets as of the prospectus date. For the fiscal year ended November 30, 2009, the expense ratio was 0.17%.
4 Ratings: Moody’s Investors Service, Standard & Poor’s, Fitch.

Pennsylvania Tax-Exempt Money Market Fund

Performance Summary

Investment returns will fluctuate. All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) The returns shown do not reflect taxes that a shareholder would pay on fund distributions. An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the fund. The fund’s 7-day SEC yield reflects its current earnings more closely than do the average annual returns.

Cumulative Performance: November 30, 1999–November 30, 2009
Initial Investment of $10,000

	Average Annual Total Returns			Final Value
	Periods Ended November 30, 2009			of a $10,000
	One Year	Five Years	Ten Years	Investment
Pennsylvania Tax-Exempt Money Market Fund[1]	0.50%	2.41%	2.21%	$12,441
Pennsylvania Tax-Exempt
Money Market Funds Average[2]	0.22	1.97	1.80	11,957

1 Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.
2 Returns for the Pennsylvania Tax-Exempt Money Market Funds Average are derived from data provided by Lipper Inc.
See Financial Highlights for dividend information.

Pennsylvania Tax-Exempt Money Market Fund

Fiscal-Year Total Returns (%): November 30, 1999–November 30, 2009

		Average[1]
Fiscal	Total	Total
Year	Return	Return
2000	3.9%	3.6%
2001	2.9	2.5
2002	1.3	1.0
2003	0.9	0.6
2004	1.0	0.6
2005	2.2	1.7
2006	3.3	2.8
2007	3.6	3.1
2008	2.4	1.9
2009	0.5	0.2
7-day SEC yield (11/30/2009): 0.13%

Average Annual Total Returns: Periods Ended September 30, 2009

This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

	Inception Date	One Year	Five Years	Ten Years
Pennsylvania Tax-Exempt Money Market Fund[2]	6/13/1988	0.88%	2.46%	2.26%

1 Returns for Pennsylvania Tax-Exempt Money Market Funds Average are derived from data provided by Lipper Inc.
2 Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.

Pennsylvania Tax-Exempt Money Market Fund

Financial Statements

Statement of Net Assets
As of November 30, 2009

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information). In addition, the fund publishes its holdings on a monthly basis at www.vanguard.com.

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Tax-Exempt Municipal Bonds (100.3%)
Pennsylvania (95.8%)
1 Abington PA School Dist. TOB VRDO	0.250%	12/7/09 LOC	14,925	14,925
Adams County PA IDA (Gettysburg College) VRDO	0.240%	12/7/09 LOC	5,750	5,750
Allegheny County PA GO VRDO	0.250%	12/7/09 LOC	37,300	37,300
Allegheny County PA GO VRDO	0.250%	12/7/09 LOC	14,455	14,455
Allegheny County PA Higher Educ. Building Auth.
(Carnegie Mellon Univ.) VRDO	0.210%	12/1/09	51,555	51,555
Allegheny County PA Higher Educ. Building Auth.
(Point Park Univ.) VRDO	0.240%	12/7/09 LOC	15,455	15,455
Allegheny County PA Hosp. Dev. Auth. Rev.
(Presbyterian Univ. Health System) VRDO	0.200%	12/7/09 LOC	8,400	8,400
Allegheny County PA Hosp. Dev. Auth. Rev.
(Presbyterian Univ. Health System) VRDO	0.200%	12/7/09 LOC	4,935	4,935
Allegheny County PA Hosp. Dev. Auth. Rev.
(Presbyterian Univ. Health System) VRDO	0.230%	12/7/09 LOC	17,000	17,000
Allegheny County PA Hosp. Dev. Auth. Rev.
(Presbyterian Univ. Health System) VRDO	0.230%	12/7/09 LOC	17,200	17,200
1 Allegheny County PA Hosp. Dev. Auth. Rev.
(Univ of Pittsburgh Medical Center) TOB VRDO	0.300%	12/7/09 LOC	54,990	54,990
1 Allegheny County PA Hosp. Dev. Auth. Rev.
(Univ of Pittsburgh Medical Center) TOB VRDO	0.300%	12/7/09 LOC	51,930	51,930
Allegheny County PA Hosp. Dev. Auth. Rev.
(West Penn Allegheny Health System)	9.250%	11/15/10 (Prere.)	29,580	32,649
Allegheny County PA IDA Health Care Rev.
(Vincentian Collaborative) VRDO	0.240%	12/7/09 LOC	7,725	7,725
Allegheny County PA IDA Rev.
(Western PA School for Blind Children) PUT	1.300%	7/1/10	14,200	14,200
Beaver County PA IDA PCR (FirstEnergy) VRDO	0.210%	12/1/09 LOC	9,600	9,600
Beaver County PA IDA PCR (FirstEnergy) VRDO	0.220%	12/1/09 LOC	30,100	30,100
Beaver County PA IDA PCR (FirstEnergy) VRDO	0.210%	12/7/09 LOC	62,600	62,600
Beaver County PA IDA PCR (FirstEnergy) VRDO	0.230%	12/7/09 LOC	23,200	23,200
Beaver County PA IDA PCR (FirstEnergy) VRDO	0.250%	12/7/09 LOC	52,250	52,250
Beaver County PA IDA PCR (FirstEnergy) VRDO	0.250%	12/7/09 LOC	60,500	60,500
Beaver County PA IDA PCR (Met Edison Co.) VRDO	0.250%	12/7/09 LOC	10,000	10,000
Beaver County PA IDA PCR
(Pennsylvania Electric Co. Project) VRDO	0.350%	12/7/09 LOC	9,000	9,000

Pennsylvania Tax-Exempt Money Market Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Beaver County PA IDA PCR VRDO	0.530%	12/7/09	8,300	8,300
Berks County PA Hosp. Rev.
(Reading Hosp. & Medical Center) PUT	0.540%	1/14/10	11,000	11,000
Berks County PA Hosp. Rev.
(Reading Hosp. & Medical Center) VRDO	0.220%	12/7/09	45,000	45,000
Berks County PA Hosp. Rev.
(Reading Hosp. & Medical Center) VRDO	0.250%	12/7/09	15,000	15,000
Berks County PA Hosp. Rev.
(Reading Hosp. & Medical Center) VRDO	0.260%	12/7/09	35,105	35,105
1 Berks County PA Hosp. Rev. TOB VRDO	0.260%	12/7/09	9,750	9,750
Berks County PA IDA (Kutztown Univ.) VRDO	0.240%	12/7/09 LOC	14,115	14,115
Berks County PA Muni Auth. Incremental
Draw Rev. (Albright College) VRDO	0.240%	12/7/09 LOC	25,500	25,500
Bucks County PA IDA (Grand View Hosp.) VRDO	0.190%	12/7/09 LOC	30,400	30,400
Bucks County PA IDA (Grand View Hosp.) VRDO	0.210%	12/7/09 LOC	8,650	8,650
Bucks County PA IDA
(Pennswood Village Project) VRDO	0.310%	12/7/09 LOC	8,400	8,400
Bucks County PA IDA
(Pennswood Village Project) VRDO	0.310%	12/7/09 LOC	8,375	8,375
Bucks County PA IDA Econ. Dev. Rev.
(Law School Admission Council) VRDO	0.300%	12/7/09 LOC	15,300	15,300
Butler County PA General Auth. Rev.
(Hampton Township) VRDO	0.290%	12/7/09 (4)	7,065	7,065
Butler County PA General Auth. Rev.
(Hampton Township) VRDO	0.290%	12/7/09 (4)	21,480	21,480
Butler County PA Hosp. Auth. Rev.
(Butler Health System Project) VRDO	0.260%	12/7/09 LOC	18,500	18,500
Cambria County PA IDA Rev.
(American National Red Cross) VRDO	0.240%	12/7/09 LOC	4,500	4,500
Chambersburg PA Auth. Rev.
(Wilson College Project) VRDO	0.300%	12/7/09 LOC	31,180	31,180
Chester County PA Health & Educ. Fac.
Auth. Rev. (Jefferson Health System) VRDO	0.220%	12/7/09	32,565	32,565
Chester County PA Health & Educ. Fac.
Auth. Rev. (Jefferson Health System) VRDO	0.250%	12/7/09	13,255	13,255
Chester County PA IDA
(Archdiocese of Philadelphia) VRDO	0.250%	12/1/09 LOC	1,450	1,450
1 Chester County PA IDA Water Fac.
Rev. TOB VRDO	0.300%	12/7/09 (13)	15,935	15,935
Dallastown Area School Dist. VRDO	0.340%	12/7/09 (4)	7,000	7,000
Dauphin County PA General Auth. Hosp. Rev.
(Reading Hosp. & Medical Center) VRDO	0.250%	12/7/09	7,080	7,080
Delaware County PA Auth. Rev.
(Haverford College) VRDO	0.210%	12/7/09	47,345	47,345
Delaware County PA Auth. Univ. Rev.
(Villanova Univ.) VRDO	0.240%	12/7/09 LOC	12,525	12,525
Delaware County PA Auth. Univ. Rev.
(Villanova Univ.) VRDO	0.240%	12/7/09 LOC	7,525	7,525
Delaware County PA IDA Airport Fac.
(United Parcel Service) VRDO	0.200%	12/1/09	22,600	22,600
Delaware County PA IDA PCR
(BP Exploration & Oil) VRDO	0.190%	12/1/09	27,450	27,450
Delaware County PA IDA PCR (PECO) CP	0.300%	2/4/10	12,000	12,000
Delaware County PA IDA Refunding
Resource Recovery Fac.
(General Electric Capital Corp.) VRDO	0.230%	12/7/09	44,100	44,100

Pennsylvania Tax-Exempt Money Market Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Delaware County PA IDA Refunding
Resource Recovery Fac.
(General Electric Capital Corp.) VRDO	0.230%	12/7/09	8,595	8,595
1 Delaware County PA IDA Rev.
(Aqua PA Inc.) TOB VRDO	0.300%	12/7/09 (13)	9,915	9,915
Delaware County PA IDA Solid Waste Rev.
(Scott Paper Co.) VRDO	0.300%	12/7/09	14,900	14,900
Delaware County PA IDA Solid Waste Rev.
(Scott Paper Co.) VRDO	0.300%	12/7/09	17,000	17,000
Delaware County PA IDA Solid Waste Rev.
(Scott Paper Co.) VRDO	0.300%	12/7/09	21,675	21,675
Delaware River Port Auth. Pennsylvania &
New Jersey Rev. VRDO	0.190%	12/7/09 LOC	22,700	22,700
Delaware River Port Auth. Pennsylvania &
New Jersey Rev. VRDO	0.250%	12/7/09 LOC	4,700	4,700
Doylestown PA Hosp. Auth. Hosp. Rev. VRDO	0.210%	12/7/09 LOC	18,700	18,700
Emmaus PA General Auth. Rev. VRDO	0.240%	12/7/09 LOC	8,500	8,500
Emmaus PA General Auth. Rev. VRDO	0.280%	12/7/09 LOC	4,800	4,800
Emmaus PA General Auth. Rev. VRDO	0.280%	12/7/09 LOC	2,200	2,200
Emmaus PA General Auth. Rev. VRDO	0.280%	12/7/09 LOC	1,200	1,200
Emmaus PA General Auth. Rev. VRDO	0.280%	12/7/09 LOC	9,600	9,600
Fayette County PA Hosp. Auth. Rev.
(Fayette Regional Health System) VRDO	0.210%	12/7/09 LOC	14,800	14,800
Franklin County PA IDA Rev.
(Menno Haven Inc. Project) VRDO	0.250%	12/7/09 LOC	6,380	6,380
Geisinger Health System Auth. of Pennsylvania Rev.
(Penn State Geisinger Health System) VRDO	0.190%	12/1/09	5,650	5,650
Geisinger Health System Auth. of Pennsylvania Rev.
(Penn State Geisinger Health System) VRDO	0.190%	12/1/09	11,315	11,315
Geisinger Health System Auth. of Pennsylvania Rev.
(Penn State Geisinger Health System) VRDO	0.220%	12/1/09	11,725	11,725
1 Geisinger Health System Auth. of Pennsylvania Rev.
TOB VRDO	0.300%	12/7/09	11,250	11,250
Geisinger Health System Auth. of Pennsylvania Rev.
VRDO	0.170%	12/1/09	10,000	10,000
Geisinger Health System Auth. of Pennsylvania Rev.
VRDO	0.170%	12/1/09	1,000	1,000
Governor Mifflin PA School Dist. BAN	1.250%	5/15/10	3,000	3,007
Haverford Township PA School Dist. VRDO	0.250%	12/7/09 LOC	5,000	5,000
Lancaster County PA Convention Center Auth.
Rev. (Hotel Room) VRDO	0.240%	12/7/09 LOC	10,600	10,600
Lancaster County PA Convention Center Auth.
Rev. (Hotel Room) VRDO	0.240%	12/7/09 LOC	39,695	39,695
Latrobe PA IDA Rev. (Greensburg Diocese) VRDO	0.850%	12/7/09 LOC	4,610	4,610
Lehigh County PA General Purpose Hosp. Auth.
Rev. (Lehigh Valley Health Network) VRDO	0.200%	12/1/09 (12)	4,900	4,900
Lehigh County PA General Purpose Hosp. Auth.
Rev. (Lehigh Valley Health Network) VRDO	0.230%	12/1/09 LOC	3,670	3,670
Lehigh County PA General Purpose Hosp. Auth.
Rev. (Muhlenberg College) VRDO	0.250%	12/7/09 LOC	7,330	7,330
Lower Merion PA School Dist. GO VRDO	0.240%	12/7/09 LOC	5,250	5,250
1 Luzerne County PA IDA (Water Facility) TOB VRDO	0.300%	12/7/09 (13)	5,000	5,000
Manheim Township PA School Dist. VRDO	0.290%	12/7/09 (4)	11,925	11,925
Marple Newtown School Dist. TRAN	2.250%	6/30/10	5,415	5,470

Pennsylvania Tax-Exempt Money Market Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Monroe County PA Hosp. Auth. Rev.
(Pocono Medical Center) VRDO	0.250%	12/7/09 LOC	21,360	21,360
Montgomery County PA IDA Rev.
(Archdiocese Philadelphia) VRDO	0.210%	12/7/09 LOC	13,500	13,500
Montgomery County PA IDA Rev.
(Northwestern Human Services) VRDO	0.260%	12/7/09 LOC	11,880	11,880
Montgomery County PA IDA Rev.
(The Shipley School) VRDO	0.240%	12/7/09 LOC	14,500	14,500
North Penn PA School Dist. BAN	1.750%	4/15/10	22,000	22,087
Northampton County PA General Purpose Auth.
Univ. Rev. (Lafayette College) VRDO	0.240%	12/7/09	3,120	3,120
Northampton County PA General Purpose Auth.
Univ. Rev. (Lafayette College) VRDO	0.240%	12/7/09	18,000	18,000
Northampton County PA General Purpose Auth.
Univ. Rev. (Lafayette College) VRDO	0.240%	12/7/09	12,850	12,850
1 Northampton County PA General Purpose Auth.
Univ. Rev. (Lehigh Univ.) TOB VRDO	0.300%	12/7/09 LOC	21,375	21,375
Northampton County PA General Purpose Auth.
Univ. Rev. (Lehigh Univ.) VRDO	0.200%	12/7/09	20,245	20,245
Northampton County PA General Purpose Auth.
Univ. Rev. (Lehigh Univ.) VRDO	0.200%	12/7/09	11,740	11,740
Northampton County PA Higher Educ. Auth. Rev.
(Lehigh Univ.) VRDO	0.200%	12/7/09	8,600	8,600
Northeastern PA Hosp. & Educational Auth. Rev.
(Commonwealth Medical College Project) VRDO	0.210%	12/7/09 LOC	5,700	5,700
Norwin PA School Dist. GO	5.000%	4/1/10 (Prere.)	6,390	6,485
Pennsylvania Econ. Dev. Financing Auth. Fac.
Rev. (PPL Energy Supply LLC Project)	0.500%	4/1/10 LOC	7,000	7,000
Pennsylvania Econ. Dev. Financing Auth. Fac.
Rev. (PSEG Power) VRDO	0.350%	12/7/09 LOC	11,000	11,000
1 Pennsylvania Econ. Dev. Financing Auth. Fac.
Rev. (Wenger’s Feed Mill) VRDO	0.490%	12/7/09 LOC	6,100	6,100
Pennsylvania Econ. Dev. Financing Auth. Fac.
Rev. (Wenger’s Feed Mill) VRDO	0.490%	12/7/09 LOC	5,655	5,655
Pennsylvania Econ. Dev. Financing Auth. Fac.
Rev. (York Water Co. Project) VRDO	0.290%	12/7/09 LOC	5,000	5,000
Pennsylvania Econ. Dev. Financing Auth. VRDO	0.250%	12/7/09 LOC	48,570	48,570
Pennsylvania Econ. Dev. Financing Auth.
Wastewater Treatment Rev. (Sunoco Inc.) VRDO	0.240%	12/7/09 LOC	12,875	12,875
Pennsylvania GO	5.000%	1/1/10	5,000	5,020
Pennsylvania GO	5.000%	1/15/10	1,405	1,413
Pennsylvania GO	6.000%	1/15/10 (Prere.)	5,000	5,084
Pennsylvania GO	5.250%	2/1/10	19,045	19,191
Pennsylvania GO	5.000%	3/1/10	10,000	10,109
Pennsylvania GO	2.000%	3/15/10	9,225	9,263
Pennsylvania GO	2.000%	4/15/10	16,830	16,930
Pennsylvania GO	5.000%	7/1/10	22,120	22,709
Pennsylvania GO	5.000%	8/1/10	3,000	3,091
Pennsylvania GO	5.000%	9/15/10	9,580	9,924
Pennsylvania GO	5.250%	10/15/10 (Prere.)	11,200	11,778
1 Pennsylvania GO TOB VRDO	0.240%	12/7/09	10,055	10,055
1 Pennsylvania GO TOB VRDO	0.250%	12/7/09	4,200	4,200
1 Pennsylvania GO TOB VRDO	0.280%	12/7/09	11,525	11,525
1 Pennsylvania GO TOB VRDO	0.300%	12/7/09	3,000	3,000

Pennsylvania Tax-Exempt Money Market Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Pennsylvania Higher Educ. Fac. Auth. Rev.	2.000%	6/15/10	2,825	2,848
Pennsylvania Higher Educ. Fac. Auth. Rev.
(Bryn Mawr College) PUT	0.750%	2/10/10	10,000	10,000
Pennsylvania Higher Educ. Fac. Auth. Rev.
(Drexel Univ.) VRDO	0.200%	12/1/09 LOC	30,325	30,325
Pennsylvania Higher Educ. Fac. Auth. Rev.
(Drexel Univ.) VRDO	0.240%	12/7/09 LOC	30,000	30,000
Pennsylvania Higher Educ. Fac. Auth. Rev.
(Drexel Univ.) VRDO	0.320%	12/7/09 LOC	18,835	18,835
Pennsylvania Higher Educ. Fac. Auth. Rev.
(Drexel Univ.) VRDO	0.320%	12/7/09 LOC	22,500	22,500
Pennsylvania Higher Educ. Fac. Auth. Rev.
(Gwynedd Mercy College) VRDO	0.210%	12/7/09 LOC	10,950	10,950
Pennsylvania Higher Educ. Fac. Auth. Rev.
(Kings College) VRDO	0.240%	12/7/09 LOC	5,750	5,750
Pennsylvania Higher Educ. Fac. Auth. Rev.
(St. Joseph’s Univ.) VRDO	0.250%	12/7/09 LOC	7,595	7,595
Pennsylvania Higher Educ. Fac. Auth. Rev.
(St. Joseph’s Univ.) VRDO	0.270%	12/7/09 LOC	21,925	21,925
1 Pennsylvania Higher Educ. Fac. Auth. Rev.
(Trustees of the Univ. of Pennsylvania) TOB VRDO	0.300%	12/7/09	8,240	8,240
1 Pennsylvania Housing and Finance Agency
TOB VRDO	0.300%	12/7/09	4,940	4,940
1 Pennsylvania Housing Finance Agency Rev.
(Single Family Mortgage) TOB VRDO	0.300%	12/7/09	33,325	33,325
Pennsylvania Housing Finance Agency Rev.
(Single Family Mortgage) VRDO	0.280%	12/7/09 LOC	4,950	4,950
Pennsylvania Housing Finance Agency Rev.
(Single Family Mortgage) VRDO	0.400%	12/7/09	25,105	25,105
Pennsylvania Housing Finance Agency Rev.
(Single Family Mortgage) VRDO	0.400%	12/7/09	10,000	10,000
Pennsylvania Housing Finance Agency Rev.
(Single Family Mortgage) VRDO	0.450%	12/7/09	30,000	30,000
Pennsylvania Housing Finance Agency Rev. VRDO	0.300%	12/7/09	24,475	24,475
Pennsylvania Housing Finance Agency Rev. VRDO	0.300%	12/7/09	18,950	18,950
Pennsylvania Housing Finance Agency Rev. VRDO	0.320%	12/7/09	24,135	24,135
Pennsylvania Housing Finance Agency Rev. VRDO	0.320%	12/7/09	10,020	10,020
Pennsylvania Housing Finance Agency Rev. VRDO	0.400%	12/7/09	14,975	14,975
1 Pennsylvania Housing Finance Agency TOB VRDO	0.420%	12/7/09	3,875	3,875
1 Pennsylvania Intergovernmental Cooperation
Auth. Rev. TOB VRDO	0.300%	12/7/09	5,050	5,050
Pennsylvania Intergovernmental Cooperation
Auth. Rev. VRDO	0.300%	12/7/09 (4)	12,655	12,655
Pennsylvania Intergovernmental Cooperation Auth.
Special Tax Rev. (Philadelphia Funding Program)	2.000%	6/15/10	27,940	28,185
1 Pennsylvania State Higher Eucational Fac Auth the
Trustees of the Univ. of Pennsylvania TOB VRDO	0.300%	12/7/09	5,810	5,810
Pennsylvania State Univ. Rev.	2.000%	3/1/10	6,600	6,626
Pennsylvania State Univ. Rev. PUT	1.500%	6/1/10	14,800	14,877
1 Pennsylvania State Univ. Rev. TOB VRDO	0.270%	12/7/09	5,375	5,375
1 Pennsylvania State Univ. Rev. TOB VRDO	0.300%	12/7/09	6,095	6,095
1 Pennsylvania State Univ. TOB VRDO	0.250%	12/7/09 LOC	45,410	45,410
Pennsylvania Turnpike Comm. Registration Fee
Rev. VRDO	0.280%	12/7/09 (4)	8,475	8,475
1 Pennsylvania Turnpike Comm. Rev. TOB VRDO	0.570%	12/7/09 (12)	4,325	4,325

Pennsylvania Tax-Exempt Money Market Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Pennsylvania Turnpike Comm. Rev. VRDO	0.240%	12/7/09 LOC	9,800	9,800
Pennsylvania Turnpike Comm. Rev. VRDO	0.250%	12/7/09 LOC	58,800	58,800
Philadelphia PA Airport Rev. VRDO	0.270%	12/7/09 LOC	25,400	25,400
Philadelphia PA Auth. for Individual Healthcare
Dev. Rev. VRDO	0.300%	12/7/09 LOC	8,990	8,990
Philadelphia PA Auth. IDR
(Girard Estate Aramark Project) VRDO	0.220%	12/7/09 LOC	13,750	13,750
Philadelphia PA Auth. IDR
(Philadelphia Museum of Art) VRDO	0.190%	12/1/09 LOC	1,300	1,300
Philadelphia PA Gas Works Rev. VRDO	0.220%	12/7/09 LOC	16,400	16,400
Philadelphia PA Hosp. & Higher Educ. Fac. Auth.
Rev. (Children’s Hosp. of Philadelphia) VRDO	0.190%	12/1/09	5,200	5,200
Philadelphia PA Hosp. & Higher Educ. Fac. Auth.
Rev. (Children’s Hosp. of Philadelphia) VRDO	0.190%	12/1/09	8,000	8,000
1 Philadelphia PA Hosp. & Higher Educ. Fac. Auth.
Rev. (Wills Eye Hosp.) VRDO	0.250%	12/7/09 LOC	11,115	11,115
1 Philadelphia PA IDA Rev.
(Fox Chase Cancer Center) TOB VRDO	0.300%	12/7/09 LOC	12,000	12,000
Philadelphia PA IDA Rev.
(William Penn Charter) VRDO	0.240%	12/7/09 LOC	5,000	5,000
Philadelphia PA IDA Rev. VRDO	0.220%	12/7/09 LOC	28,600	28,600
Philadelphia PA School Dist. VRDO	0.190%	12/7/09 LOC	28,300	28,300
Philadelphia PA School Dist. VRDO	0.190%	12/7/09 LOC	25,900	25,900
Philadelphia PA School Dist. VRDO	0.250%	12/7/09 LOC	30,000	30,000
1 Philadelphia PA Water & Waste Water
Rev. TOB VRDO	0.230%	12/7/09 (4)	9,905	9,905
1 Philadelphia PA Water & Waste Water
Rev. TOB VRDO	0.250%	12/7/09 (13)	45,210	45,210
Philadelphia PA Water & Waste Water Rev. VRDO	0.230%	12/7/09 LOC	33,455	33,455
Philadelphia PA Water & Waste Water Rev. VRDO	0.240%	12/7/09 LOC	9,830	9,830
Ridley PA School Dist. VRDO	0.250%	12/7/09 LOC	3,900	3,900
South Fork PA Hosp. Auth. Rev.
(Conemaugh Valley Hosp.) VRDO	0.240%	12/7/09 LOC	20,980	20,980
1 Southcentral Pennsylvania General Auth. Rev.
(Wellspan Health) TOB VRDO	0.250%	12/7/09	9,970	9,970
Southeastern Pennsylvania Transp.
Auth. Rev. VRDO	0.210%	12/7/09 LOC	14,200	14,200
St. Mary’s Hosp. Auth. Bucks County PA Rev.
(Catholic Health Initiatives) VRDO	0.200%	12/7/09	9,500	9,500
St. Mary’s Hosp. Auth. Bucks County PA Rev.
(Catholic Health Initiatives) VRDO	0.290%	12/7/09	20,900	20,900
State Public School Building Auth. Pennsylvania
College Rev. (North Allegheny School Dist.) VRDO	0.220%	12/7/09	18,145	18,145
State Public School Building Auth. Pennsylvania
School Rev. (Harrisburg Project) VRDO	0.240%	12/7/09 LOC	24,855	24,855
Temple Univ. of the Commonwealth System RAN	1.250%	4/16/10	120,000	120,374
Tredyffrin-Easttown PA School Dist. GO	5.000%	8/15/10 (Prere.)	5,175	5,341
Union County PA Higher Educ. Auth. Rev.
(Bucknell Univ.) VRDO	0.250%	12/7/09	5,630	5,630
Univ. of Pittsburgh PA Rev. CP	0.400%	12/9/09	12,500	12,500
1 Univ. of Pittsburgh TOB VRDO	0.210%	12/7/09	6,665	6,665

Pennsylvania Tax-Exempt Money Market Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Upper St. Claire PA VRDO	0.350%	12/7/09 (4)	25,460	25,460
	Westmoreland County PA IDA Rev.
	(Excela Project) VRDO	0.240%	12/7/09 LOC	7,915	7,915
	Westmoreland County PA IDA Rev.
	(Excela Project) VRDO	0.240%	12/7/09 LOC	6,700	6,700
	Westmoreland County PA IDA Rev.
	(Retirement Redstone) VRDO	0.260%	12/7/09 LOC	9,845	9,845
	Wilkes-Barre PA Finance Auth. Rev.
	(King College Project) VRDO	0.240%	12/7/09 LOC	10,680	10,680
	York County PA IDA
	(Crescent Industries Inc.) VRDO	0.350%	12/7/09 LOC	5,000	5,000
	York County PA IDA (PECO) CP	0.320%	12/1/09 LOC	18,440	18,440
					3,188,721
Puerto Rico (4.5%)
1	Puerto Rico Aqueduct & Sewer Auth.
	Rev. TOB VRDO	0.350%	12/7/09 (12)	5,450	5,450
1	Puerto Rico Electric Power Auth.
	Rev. TOB VRDO	0.200%	12/7/09 (4)	3,730	3,730
1	Puerto Rico Highway & Transp. Auth.
	Rev. TOB VRDO	0.320%	12/7/09 (12)	19,400	19,400
1	Puerto Rico Ind. Medical & Environmental Fac.
	Finance Auth. Rev. PCR (Abbott Laboratories) PUT	2.000%	3/1/10	8,280	8,280
1	Puerto Rico Sales Tax Financing Corp.
	Rev. TOB VRDO	0.200%	12/7/09	41,800	41,800
1	Puerto Rico Sales Tax Financing Corp.
	Rev. TOB VRDO	0.240%	12/7/09 LOC	7,425	7,425
1	Puerto Rico Sales Tax Financing Corp.
	Rev. TOB VRDO	0.240%	12/7/09 LOC	2,200	2,200
1	Puerto Rico Sales Tax Financing Corp.
	Rev. TOB VRDO	0.270%	12/7/09 LOC	8,720	8,720
1	Puerto Rico Sales Tax Financing Corp.
	Rev. TOB VRDO	0.270%	12/7/09	4,875	4,875
1	Puerto Rico Sales Tax Financing Corp.
	Rev. TOB VRDO	0.370%	12/7/09	46,400	46,400
					148,280
Total Tax-Exempt Municipal Bonds (Cost $3,337,001)					3,337,001
Other Assets and Liabilities (–0.3%)
Other Assets					14,036
Liabilities					(23,024)
					(8,988)
Net Assets (100%)
Applicable to 3,328,075,273 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)					3,328,013
Net Asset Value Per Share					$1.00

Pennsylvania Tax-Exempt Money Market Fund

At November 30, 2009, net assets consisted of:
Amount
($000)
Paid-in Capital	3,328,144
Undistributed Net Investment Income	—
Accumulated Net Realized Losses	(131)
Net Assets	3,328,013

• See Note A in Notes to Financial Statements.
1 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 2009, the aggregate value of these securities was $595,540,000, representing 17.9% of net assets.
A key to abbreviations and other references follows the Statement of Net Assets.
See accompanying Notes, which are an integral part of the Financial Statements.

Pennsylvania Tax-Exempt Money Market Fund

Key to Abbreviations

ARS—Auction Rate Security.
BAN—Bond Anticipation Note.
COP—Certificate of Participation.
CP—Commercial Paper.
FR—Floating Rate.
GAN—Grant Anticipation Note.
GO—General Obligation Bond.
IDA—Industrial Development Authority Bond.
IDR—Industrial Development Revenue Bond.
PCR—Pollution Control Revenue Bond.
PUT—Put Option Obligation.
RAN—Revenue Anticipation Note.
TAN—Tax Anticipation Note.
TOB—Tender Option Bond.
TRAN—Tax Revenue Anticipation Note.
UFSD—Union Free School District.
USD—United School District.
VRDO—Variable Rate Demand Obligation.
(ETM)—Escrowed to Maturity.
(Prere.)—Prerefunded.

Scheduled principal and interest payments are guaranteed by:
(1) MBIA (Municipal Bond Insurance Association).
(2) AMBAC (Ambac Assurance Corporation).
(3) FGIC (Financial Guaranty Insurance Company).
(4) FSA (Financial Security Assurance).
(5) BIGI (Bond Investors Guaranty Insurance).
(6) Connie Lee Inc.
(7) FHA (Federal Housing Authority).
(8) CapMAC (Capital Markets Assurance Corporation).
(9) American Capital Access Financial Guaranty Corporation.
(10) XL Capital Assurance Inc.
(11) CIFG (CDC IXIS Financial Guaranty).
(12) Assured Guaranty Corp.
(13) Berkshire Hathaway Assurance Corp.
(14) National Public Finance Guarantee Corp.
The insurance does not guarantee the market value of the municipal bonds.

LOC—Scheduled principal and interest payments are guaranteed by bank letter of credit.

Pennsylvania Tax-Exempt Money Market Fund

Statement of Operations

Year Ended
November 30, 2009
($000)
Investment Income
Income
Interest	24,900
Total Income	24,900
Expenses
The Vanguard Group—Note B
Investment Advisory Services	530
Management and Administrative	3,055
Marketing and Distribution	1,218
Money Market Guarantee Program	1,267
Custodian Fees	24
Auditing Fees	19
Shareholders’ Reports and Proxies	59
Trustees’ Fees and Expenses	6
Total Expenses	6,178
Net Investment Income	18,722
Realized Net Gain (Loss) on Investment Securities Sold	54
Net Increase (Decrease) in Net Assets Resulting from Operations	18,776

See accompanying Notes, which are an integral part of the Financial Statements.

Pennsylvania Tax-Exempt Money Market Fund

Statement of Changes in Net Assets

	Year Ended November 30,
	2009	2008
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	18,722	97,628
Realized Net Gain (Loss)	54	(148)
Net Increase (Decrease) in Net Assets Resulting from Operations	18,776	97,480
Distributions
Net Investment Income	(18,722)	(97,628)
Realized Capital Gain	—	—
Total Distributions	(18,722)	(97,628)
Capital Share Transactions (at $1.00)
Issued	2,221,250	3,492,107
Issued in Lieu of Cash Distributions	18,014	93,175
Redeemed	(2,778,001)	(3,885,604)
Net Increase (Decrease) from Capital Share Transactions	(538,737)	(300,322)
Total Increase (Decrease)	(538,683)	(300,470)
Net Assets
Beginning of Period	3,866,696	4,167,166
End of Period	3,328,013	3,866,696

See accompanying Notes, which are an integral part of the Financial Statements.

Pennsylvania Tax-Exempt Money Market Fund

Financial Highlights

For a Share Outstanding	Year Ended November 30,
Throughout Each Period	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00
Investment Operations
Net Investment Income	.005	.024	.036	.033	.022
Net Realized and Unrealized Gain (Loss)
on Investments	—	—	—	—	—
Total from Investment Operations	.005	.024	.036	.033	.022
Distributions
Dividends from Net Investment Income	(.005)	(.024)	(.036)	(.033)	(.022)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.005)	(.024)	(.036)	(.033)	(.022)
Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return[1]	0.50%	2.42%	3.64%	3.31%	2.19%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$3,328	$3,867	$4,167	$3,390	$2,952
Ratio of Total Expenses to
Average Net Assets	0.17%[2]	0.11%[2]	0.10%	0.13%	0.13%
Ratio of Net Investment Income to
Average Net Assets	0.51%	2.39%	3.57%	3.27%	2.18%

1 Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.
2 Includes fees to participate in the Treasury Temporary Guarantee Program for Money Market Funds of 0.04% for 2009 and 0.01% for 2008.

See accompanying Notes, which are an integral part of the Financial Statements.

Pennsylvania Tax-Exempt Money Market Fund

Notes to Financial Statements

Vanguard Pennsylvania Tax-Exempt Money Market Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in debt instruments of municipal issuers whose ability to meet their obligations may be affected by economic and political developments in the state.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued at amortized cost, which approximates market value.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (November 30, 2006–2009), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month.

4. Other: Interest income is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At November 30, 2009, the fund had contributed capital of $712,000 to Vanguard (included in Other Assets), representing 0.02% of the fund’s net assets and 0.28% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At November 30, 2009, 100% of the fund’s investments were valued using amortized cost, in accordance with rules under the Investment Company Act of 1940. Amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, securities valued at amortized cost are considered to be valued using Level 2 inputs.

Pennsylvania Tax-Exempt Money Market Fund

D. On October 7, 2008, the board of trustees approved the fund’s participation in a temporary program introduced by the U.S. Treasury to guarantee the account values of shareholders in a money market fund in the event the fund’s net asset value fell below $0.995 and the fund’s trustees decided to liquidate the fund. The program covered the lesser of a shareholder’s account value on September 19, 2008, or on the date of liquidation. To participate, the fund was required to pay a fee of 0.01% of its net assets as of September 19, 2008, for coverage through December 18, 2008. In December 2008, the U.S. Treasury extended the program through April 30, 2009, and the fund’s trustees approved the fund’s continuing participation in the program at a cost of an additional 0.015% of its net assets as of September 19, 2008. In March 2009, the U.S. Treasury extended the program through September 18, 2009, and the fund’s trustees approved the fund’s continuing participation in the program at a cost of an additional 0.015% of its net assets as of September 19, 2008.

E. In preparing the financial statements as of November 30, 2009, management considered the impact of subsequent events occurring through January 11, 2010, for potential recognition or disclosure in these financial statements.

Pennsylvania Long-Term Tax-Exempt Fund

Fund Profile
As of November 30, 2009

Financial Attributes
		Comparative	Broad
	Fund	Index[1]	Index[2]
Number of Issues	467	8,323	46,048
Yield[3]		3.6%	3.6%
Investor Shares	3.5%
Admiral Shares	3.6%
Yield to Maturity	3.7%[4]	3.6%	3.6%
Average Coupon	4.8%	5.0%	5.0%
Average Effective
Maturity	8.8 years	9.9 years	13.5 years
Average Quality	A+	AA	AA
Average Duration	6.9 years	7.2 years	8.4 years
Expense Ratio[5]		—	—
Investor Shares	0.20%
Admiral Shares	0.12%
Short-Term Reserves	3.5%	—	—

Volatility Measures[6]
	Fund Versus	Fund Versus
	Comparative Index[1]	Broad Index[2]
R-Squared	0.90	0.99
Beta	0.91	0.96

Distribution by Maturity (% of portfolio)

Under 1 Year	6.7%
1–5 Years	29.0
5–10 Years	43.0
10–20 Years	8.4
20–30 Years	11.4
Over 30 Years	1.5

Distribution by Credit Quality (% of portfolio)

AAA	14.9%
AA	39.7
A	31.5
BBB	10.1
Other	3.8

Investment Focus

1 Barclays Capital 10 Year Municipal Bond Index.
2 Barclays Capital Municipal Bond Index.
3 30-day SEC yield for the fund; index yield assumes that all bonds are called or prepaid at the earliest possible dates. See the Glossary.
4 Before expenses.
5 The expense ratios shown are from the prospectus dated March 27, 2009, and represent estimated costs for the current fiscal year based on the fund’s net assets as of the prospectus date. For the fiscal year ended November 30, 2009, the expense ratios were 0.20% for
Investor Shares and 0.12% for Admiral Shares.
6 For an explanation of R-squared, beta, and other terms used here, see the Glossary.

Pennsylvania Long-Term Tax-Exempt Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: November 30, 1999–November 30, 2009
Initial Investment of $10,000

	Average Annual Total Returns			Final Value
	Periods Ended November 30, 2009			of a $10,000
	One Year	Five Years	Ten Years	Investment
Pennsylvania Long-Term Tax-Exempt Fund
Investor Shares[1]	12.32%	3.76%	5.34%	$16,817
Barclays Capital Municipal Bond Index	14.17	4.50	5.64	17,302
Barclays Capital 10 Year Municipal Bond Index	12.67	4.90	5.79	17,549
Pennsylvania Municipal Debt Funds Average[2]	16.04	3.15	4.47	15,491

				Final Value
			Since	of a $100,000
	One Year	Five Years	Inception[3]	Investment
Pennsylvania Long-Term Tax-Exempt Fund
Admiral Shares	12.41%	3.84%	4.78%	$149,084
Barclays Capital Municipal Bond Index	14.17	4.50	5.13	153,361
Barclays Capital 10 Year Municipal Bond Index	12.67	4.90	5.38	156,493

1 Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.
2 Derived from data provided by Lipper Inc.
3 Performance for the fund’s Admiral Shares and comparative standards is calculated since the Admiral Shares’ inception: May 14, 2001.
See Financial Highlights for dividend and capital gains information.

Pennsylvania Long-Term Tax-Exempt Fund

Fiscal-Year Total Returns (%): November 30, 1999–November 30, 2009

	Investor Shares			Barclays[1]
Fiscal	Capital	Income	Total	Total
Year	Return	Return	Return	Return
2000	3.1%	5.8%	8.9%	7.7%
2001	3.5	5.3	8.8	8.2
2002	1.5	5.0	6.5	6.7
2003	2.7	4.6	7.3	6.9
2004	–1.3	4.6	3.3	4.0
2005	–1.4	4.5	3.1	3.0
2006	1.6	4.7	6.3	6.2
2007	–2.2	4.5	2.3	3.5
2008	–8.7	4.2	–4.5	–0.4
2009	7.7	4.6	12.3	12.7

Average Annual Total Returns: Periods Ended September 30, 2009

This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

				Ten Years
	Inception Date	One Year	Five Years	Capital	Income	Total
Investor Shares[2]	4/7/1986	12.68%	4.00%	0.69%	4.81%	5.50%
Admiral Shares	5/14/2001	12.77	4.07	0.34[3]	4.72[3]	5.06[3]

1 Barclays Capital 10 Year Municipal Bond Index.
2 Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.
3 Return since inception.

Pennsylvania Long-Term Tax-Exempt Fund

Financial Statements

Statement of Net Assets
As of November 30, 2009

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Tax-Exempt Municipal Bonds (100.4%)
Pennsylvania (96.9%)
Abington PA School Dist. GO	5.000%	4/1/32 (4)	6,495	6,630
Adams County PA GO	5.300%	5/15/11 (3)(Prere.)	10,240	10,956
Allegheny County PA GO	0.000%	4/1/10 (14)	2,000	1,993
Allegheny County PA GO	5.250%	5/1/11 (3)(Prere.)	3,000	3,203
Allegheny County PA GO	5.500%	5/1/11 (3)(Prere.)	445	476
Allegheny County PA GO	5.750%	5/1/11 (3)(Prere.)	730	783
Allegheny County PA GO	5.750%	11/1/11 (14)	995	1,057
Allegheny County PA GO	5.375%	11/1/12 (14)(Prere.)	3,725	4,184
Allegheny County PA GO	5.375%	11/1/12 (14)(Prere.)	2,880	3,235
Allegheny County PA GO	5.375%	11/1/12 (14)(Prere.)	2,000	2,247
Allegheny County PA GO	5.375%	11/1/12 (14)(Prere.)	2,645	2,971
Allegheny County PA GO	5.500%	11/1/14 (14)	605	633
Allegheny County PA GO	5.375%	11/1/16 (14)	4,100	4,565
Allegheny County PA GO	5.375%	11/1/17 (14)	3,600	3,992
Allegheny County PA GO	6.000%	7/1/23 (14)	5,745	6,324
Allegheny County PA GO	5.000%	11/1/29	5,000	5,170
Allegheny County PA GO	5.000%	11/1/32 (4)	3,500	3,571
Allegheny County PA Higher Educ. Building Auth.
(Carnegie Mellon Univ.)	5.125%	3/1/32	3,000	3,066
Allegheny County PA Hosp. Dev. Auth. Rev.
(Magee Women’s Hosp.)	6.000%	10/1/10 (14)	1,495	1,557
Allegheny County PA Hosp. Dev. Auth. Rev.
(Univ. of Pittsburgh Medical Center)	5.000%	6/15/13	2,000	2,151
Allegheny County PA Hosp. Dev. Auth. Rev.
(Univ. of Pittsburgh Medical Center)	5.000%	6/15/14	1,500	1,618
Allegheny County PA Hosp. Dev. Auth. Rev.
(Univ. of Pittsburgh Medical Center)	5.000%	9/1/14	25,000	27,048
Allegheny County PA Hosp. Dev. Auth. Rev.
(Univ. of Pittsburgh Medical Center)	5.000%	6/15/15	2,000	2,141
Allegheny County PA Hosp. Dev. Auth. Rev.
(Univ. of Pittsburgh Medical Center)	5.000%	6/15/18	7,000	7,218
Allegheny County PA Hosp. Dev. Auth. Rev.
(Univ. of Pittsburgh Medical Center)	5.375%	8/15/29	4,000	4,031
Allegheny County PA Hosp. Dev. Auth. Rev.
(Univ. of Pittsburgh Medical Center)	5.625%	8/15/39	10,800	10,730
Allegheny County PA Hosp. Dev. Auth. Rev.
(Univ. of Pittsburgh)	6.000%	7/1/26 (14)	4,625	5,071
Allegheny County PA Hosp. Dev. Auth. Rev.
(Univ. of Pittsburgh)	6.000%	7/1/27 (14)	9,325	10,211

Pennsylvania Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Allegheny County PA Port Auth. Rev.	5.375%	3/1/12 (14)	4,965	5,271
Allegheny County PA Port Auth. Rev.	5.500%	3/1/14 (14)	2,355	2,479
Allegheny County PA Port Auth. Rev.	5.500%	3/1/16 (14)	1,500	1,564
Allegheny County PA Port Auth. Rev.	5.500%	3/1/17 (14)	2,750	2,858
Allegheny County PA Sanitation Auth. Sewer Rev.	5.500%	12/1/10 (14)(Prere.)	6,880	7,253
Allegheny County PA Sanitation Auth. Sewer Rev.	6.000%	12/1/10 (14)	1,500	1,570
Allegheny County PA Sanitation Auth. Sewer Rev.	6.000%	12/1/11 (14)	1,490	1,570
Allegheny County PA Sanitation Auth. Sewer Rev.	5.750%	12/1/12 (14)	1,180	1,237
Allegheny County PA Sanitation Auth. Sewer Rev.	5.375%	12/1/16 (14)	3,545	3,714
Allegheny County PA Sanitation Auth. Sewer Rev.	5.500%	12/1/16 (3)(ETM)	11,295	12,568
Allegheny County PA Sanitation Auth. Sewer Rev.	5.375%	12/1/18 (14)	15,000	15,581
Allegheny County PA Sanitation Auth. Sewer Rev.	5.000%	12/1/24 (14)	6,000	6,179
Allegheny County PA Sanitation Auth. Sewer Rev.	5.500%	12/1/30 (14)	2,150	2,189
Allegheny County PA Sanitation Auth. Sewer Rev.	5.000%	12/1/32 (14)	12,000	12,165
Annville Cleona PA School Dist.	6.000%	3/1/28 (4)	1,500	1,637
Annville Cleona PA School Dist.	6.000%	3/1/31 (4)	2,475	2,661
Beaver County PA IDA PCR (FirstEnergy) PUT	3.000%	4/2/12	7,000	7,028
Bensalem Township PA School Dist. GO	5.250%	6/15/24 (14)	3,700	3,929
Berks County PA GO	0.000%	11/15/13 (14)	7,250	6,709
Berks County PA GO	0.000%	11/15/14 (14)	8,615	7,649
Berks County PA GO	0.000%	11/15/15 (14)	6,250	5,293
Berks County PA Hosp. Rev.
(Reading Hosp. & Medical Center)	5.500%	11/1/31	3,500	3,613
Berks County PA Hosp. Rev.
(Reading Hosp. & Medical Center)	5.750%	11/1/39	4,615	4,781
Berks County PA Hosp. Rev. (Reading Hosp.)	5.700%	10/1/14 (14)	3,850	4,217
Bethlehem PA Area School Dist.	5.375%	3/15/12 (3)(Prere.)	7,500	8,291
Blair County PA Hosp. Auth. Rev. (Altoona Hosp.)	5.500%	7/1/16 (2)	4,480	4,784
1 Blair County PA Hosp. Auth. Rev. (Altoona Hosp.)	6.000%	11/15/39	13,500	13,297
Bristol Borough PA School Dist. GO	5.250%	9/1/15 (4)(Prere.)	3,635	4,302
Bucks County PA IDA (Pennswood Village Project)	6.000%	10/1/12 (Prere.)	2,600	2,982
Carlisle PA Area School Dist. GO	5.375%	3/1/12 (14)(Prere.)	1,550	1,711
Carlisle PA Area School Dist. GO	5.375%	3/1/12 (14)(Prere.)	1,635	1,805
Carlisle PA Area School Dist. GO	5.375%	3/1/12 (14)(Prere.)	1,725	1,904
Carlisle PA Area School Dist. GO	5.375%	3/1/12 (14)(Prere.)	1,820	2,009
Catholic Health East Pennsylvania
Health Systems Rev.	5.375%	11/15/14 (Prere.)	3,000	3,523
Catholic Health East Pennsylvania
Health Systems Rev.	5.500%	11/15/14 (Prere.)	1,400	1,652
Central Bucks PA School Dist.	5.500%	5/15/12 (3)(Prere.)	5,540	6,172
Central Bucks PA School Dist.	5.500%	5/15/12 (3)(Prere.)	3,785	4,217
Central Bucks PA School Dist.	5.500%	5/15/12 (3)(Prere.)	2,400	2,674
Central Bucks PA School Dist.	5.500%	5/15/12 (3)(Prere.)	1,500	1,671
Central Bucks PA School Dist.	5.000%	5/15/24	11,750	12,997
Chambersburg PA Area School Dist. GO	5.250%	3/1/29 (14)	3,805	3,909
Chester County PA GO	5.000%	7/15/26	4,345	4,762
2 Chester County PA GO	5.000%	7/15/27	5,000	5,452
Chester County PA Health & Educ. Fac. Auth. Rev.
(Devereux Foundation)	5.000%	11/1/31	4,500	3,985
Chester County PA Health & Educ. Fac. Auth. Rev.
(Jefferson Health System)	5.250%	5/15/22 (2)	33,580	33,695
Chester County PA School Auth. Rev.	5.000%	4/1/23 (2)	2,670	2,767
Chester County PA School Auth. Rev.	5.000%	4/1/24 (2)	1,000	1,032
Chester County PA School Auth. Rev.	5.000%	4/1/26 (2)	1,575	1,613
Clarion County PA IDA Auth. Rev.	5.000%	7/1/32 (10)	4,980	4,324
Clarion County PA IDA Auth. Rev.	5.000%	7/1/37 (10)	6,360	5,256

Pennsylvania Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Coatesville PA School Dist. GO	5.250%	8/15/14 (4)(Prere.)	6,645	7,789
Commonwealth Financing Auth. Pennsylvania Rev.	5.250%	6/1/23 (14)	13,535	14,363
Cumberland County PA Muni. Auth. College Rev.
(Dickinson College)	5.500%	11/1/10 (2)(Prere.)	3,230	3,384
Cumberland County PA Muni. Auth. Rev.	7.250%	1/1/13 (Prere.)	7,360	8,741
1 Cumberland County PA Muni. Auth. Rev.	6.375%	1/1/39	2,000	1,960
Cumberland County PA Muni. Auth. Rev.
(Diakon Lutheran Ministries)	5.000%	1/1/27	2,700	2,438
Cumberland County PA Muni. Auth. Rev.
(Diakon Lutheran Ministries)	5.000%	1/1/36	6,750	5,633
Dallas PA School Dist. GO	5.000%	4/1/29 (11)	5,820	5,920
Danville PA Area School Dist. GO	5.000%	5/1/37 (4)	7,970	8,063
Dauphin County PA General Auth. Health System
Rev. (Pinnacle Health)	5.500%	8/15/28 (14)(ETM)	9,415	11,587
Dauphin County PA General Auth. Health System
Rev. (Pinnacle Health)	6.000%	6/1/36	15,000	15,217
Dauphin County PA General Auth. Hosp.
Rev. (West Pennsylvania Hosp.)	5.500%	7/1/13 (14)(ETM)	4,100	4,444
Delaware County PA Auth. Rev.
(Catholic Health East)	5.250%	11/15/12 (2)	3,300	3,340
Delaware County PA Auth. Rev.
(Catholic Health East)	5.250%	11/15/13 (2)	4,665	4,720
Delaware County PA Auth. Univ. Rev.
(Villanova Univ.)	5.000%	8/1/24 (14)	4,000	4,125
Delaware County PA GO	5.000%	10/1/13	2,900	3,307
Delaware County PA GO	5.000%	10/1/14	3,905	4,527
Delaware County PA GO	5.000%	10/1/16	3,240	3,783
Delaware County PA Hosp. Auth. Rev.
(Crozer Keystone Obligated Group)	5.000%	12/15/31	10,000	7,779
Delaware County PA Hosp. Auth. Rev.
(Crozer-Chester Medical Center)	5.300%	12/1/27	8,905	7,596
Delaware County PA IDA PCR (PECO Energy Co.)	4.000%	12/1/12	13,000	13,719
Delaware County PA Regional Water
Quality Control Auth. Rev.	5.500%	11/1/11 (3)(Prere.)	2,405	2,623
Delaware County PA Regional Water
Quality Control Auth. Rev.	5.500%	11/1/11 (3)(Prere.)	2,685	2,928
Delaware River Joint Toll Bridge Comm.
Pennsylvania & New Jersey Rev.	5.250%	7/1/19 (14)	1,645	1,805
Delaware River Joint Toll Bridge Comm.
Pennsylvania & New Jersey Rev.	5.500%	7/1/19 (14)	4,835	5,505
Delaware River Joint Toll Bridge Comm.
Pennsylvania & New Jersey Rev.	5.250%	7/1/20 (14)	1,735	1,886
Delaware River Joint Toll Bridge Comm.
Pennsylvania & New Jersey Rev.	5.500%	7/1/20 (14)	5,105	5,784
Delaware River Joint Toll Bridge Comm.
Pennsylvania & New Jersey Rev.	5.250%	7/1/21 (14)	1,825	1,965
Delaware River Joint Toll Bridge Comm.
Pennsylvania & New Jersey Rev.	5.250%	7/1/22 (14)	1,920	2,063
Delaware River Joint Toll Bridge Comm.
Pennsylvania & New Jersey Rev.	5.250%	7/1/23 (14)	2,020	2,115
Delaware River Port Auth.
Pennsylvania & New Jersey Rev.	5.700%	1/1/23 (4)	8,345	8,355
Doylestown PA Hosp. Auth. Hosp. Rev.	5.000%	7/1/20 (12)	5,060	5,218
Doylestown PA Hosp. Auth. Hosp. Rev.	5.000%	7/1/21 (12)	3,000	3,077
Doylestown PA Hosp. Auth. Hosp. Rev.	5.000%	7/1/22 (12)	3,455	3,525
East Stroudsburg PA Area School Dist. GO	5.000%	9/1/29 (4)	7,085	7,390

Pennsylvania Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Erie County PA GO	5.000%	9/1/15 (3)(Prere.)	5,525	6,484
Erie County PA Hosp. Auth. Rev.
(Hamot Health Foundation)	5.000%	11/1/35 (11)	7,000	6,236
Erie PA School Dist. GO	0.000%	9/1/10 (4)	5,665	5,616
Erie PA School Dist. GO	0.000%	9/1/11 (4)	5,780	5,641
Erie PA School Dist. GO	0.000%	5/1/16 (14)(ETM)	3,175	2,642
Erie PA School Dist. GO	0.000%	9/1/18 (4)	830	590
Geisinger Health System Auth. of Pennsylvania
Rev. (Penn State Geisinger Health System)	5.125%	6/1/34	5,000	5,028
Geisinger Health System Auth. of Pennsylvania
Rev. (Penn State Geisinger Health System)	5.250%	6/1/39	18,000	18,201
Geisinger Health System Auth. of Pennsylvania
Rev. (Penn State Geisinger Health System) VRDO	0.190%	12/1/09	2,600	2,600
Geisinger Health System Auth. of Pennsylvania
Rev. (Penn State Geisinger Health System) VRDO	0.190%	12/1/09	16,100	16,100
Geisinger Health System Auth. of Pennsylvania
Rev. VRDO	0.170%	12/1/09	1,800	1,800
Hazleton PA Area School Dist. GO	5.500%	3/1/11 (14)	3,740	3,946
Hazleton PA Area School Dist. GO	5.750%	3/1/12 (14)	1,420	1,556
Hazleton PA Area School Dist. GO	6.000%	3/1/16 (14)	18,245	20,224
Hazleton PA Area School Dist. GO	0.000%	3/1/17 (14)	4,425	3,309
Hazleton PA Area School Dist. GO	0.000%	3/1/22 (14)	5,265	2,886
Hempfield PA Area School Dist.
(Westmoreland County) GO	5.000%	9/15/15 (Prere.)	5,030	5,905
Lackawanna County PA GO	5.000%	9/15/29 (2)	1,975	2,026
Lackawanna County PA GO	5.000%	9/15/29 (4)	3,745	3,889
Lake Lehman PA School Dist. GO	0.000%	4/1/14 (14)	1,290	1,147
Lake Lehman PA School Dist. GO	0.000%	4/1/15 (14)	1,295	1,097
Lake Lehman PA School Dist. GO	0.000%	4/1/16 (14)	1,310	1,054
Lake Lehman PA School Dist. GO	0.000%	4/1/17 (14)	1,315	996
Lake Lehman PA School Dist. GO	0.000%	4/1/18 (14)	1,000	716
Lancaster County PA GO	5.500%	11/1/16 (14)	1,025	1,128
Lancaster County PA GO	5.500%	11/1/17 (14)	1,060	1,162
Lancaster County PA GO	5.500%	11/1/18 (14)	1,120	1,213
Lancaster County PA GO	5.500%	11/1/19 (14)	1,175	1,272
Lancaster County PA Hosp. Auth. Rev.
(Lancaster General Hosp.)	5.000%	3/15/26	9,205	9,379
Lancaster County PA Hosp. Auth. Rev.
(Lancaster General Hosp.)	5.000%	3/15/36	12,370	11,982
Lancaster County PA Hosp. Auth. Rev.
(Lancaster General Hosp.) VRDO	0.270%	12/1/09 LOC	7,300	7,300
Lancaster County PA Hosp. Auth. Rev.
(Willow Valley Retirement Project)	5.875%	6/1/21	1,000	1,024
Lancaster County PA Hosp. Auth. Rev.
(Willow Valley Retirement Project)	5.875%	6/1/31	6,000	6,065
Lancaster PA Higher Educ. Auth. Rev.
(Franklin & Marshall College)	5.000%	4/15/22	1,135	1,198
Lancaster PA Higher Educ. Auth. Rev.
(Franklin & Marshall College)	5.000%	4/15/27	2,775	2,863
Lancaster PA Higher Educ. Auth. Rev.
(Franklin & Marshall College)	5.000%	4/15/37	4,000	3,959
Latrobe PA IDA (Saint Vincent College)	5.600%	5/1/21	1,635	1,660
Latrobe PA IDA (Saint Vincent College)	5.700%	5/1/31	2,165	2,085
Lebanon County Health Fac. Auth. Rev.
(Good Samaritan)	6.000%	11/15/35	10,500	9,565

Pennsylvania Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Lehigh County PA General Purpose Hosp. Auth.
Rev. (Lehigh Valley Health Network)	5.375%	7/1/14 (4)	900	945
Lehigh County PA General Purpose Hosp. Auth.
Rev. (Lehigh Valley Health Network)	7.000%	7/1/16 (14)	4,415	5,100
Lehigh County PA General Purpose Hosp. Auth.
Rev. (Lehigh Valley Health Network)	5.000%	7/1/35 (4)	10,000	9,650
Lehigh County PA General Purpose Hosp. Auth.
Rev. (Lehigh Valley Health Network) VRDO	0.230%	12/1/09 LOC	2,900	2,900
Lower Merion PA School Dist. GO	5.000%	9/1/28	7,845	8,516
Lower Merion PA School Dist. GO	5.000%	9/1/30	8,670	9,314
Lower Merion PA School Dist. GO	5.000%	9/1/32	5,000	5,306
Luzerne County PA GO	0.000%	11/15/12 (14)(Prere.)	2,360	1,805
Luzerne County PA GO	0.000%	11/15/12 (14)(Prere.)	2,390	1,717
Luzerne County PA GO	5.250%	12/15/21 (14)	5,320	5,920
1 Luzerne County PA IDA (Amern Water Company)	5.500%	12/1/39	10,000	10,016
Lycoming County PA Auth. College Rev.
(PA College of Technology)	5.250%	10/1/27 (12)	5,395	5,662
Lycoming County PA Auth. College Rev.
(PA College of Technology)	5.500%	10/1/37 (12)	6,650	6,837
McKeesport PA Area School Dist. GO	0.000%	10/1/10 (14)	1,840	1,822
McKeesport PA Area School Dist. GO	0.000%	10/1/11 (14)	1,835	1,789
McKeesport PA Area School Dist. GO	0.000%	10/1/14 (14)	2,040	1,795
McKeesport PA Area School Dist. GO	0.000%	10/1/15 (14)	2,040	1,709
McKeesport PA Area School Dist. GO	0.000%	10/1/16 (14)	4,655	3,701
McKeesport PA Area School Dist. GO	0.000%	10/1/18 (2)(ETM)	425	316
McKeesport PA Area School Dist. GO	0.000%	10/1/18 (2)	2,650	1,889
Mercersburg Borough PA General Purpose Auth.
(Mercersburg College) VRDO	0.400%	12/7/09 LOC	6,680	6,680
Monroe County PA Hosp. Auth. Rev.
(Pocono Medical Center)	5.000%	1/1/27	2,000	1,920
Monroe County PA Hosp. Auth. Rev.
(Pocono Medical Center)	5.125%	1/1/37	3,000	2,744
Monroe County PA Hosp. Auth. Rev.
(Pocono Medical Center)	5.250%	1/1/43	6,450	5,913
Montgomery County PA GO	5.000%	10/15/28	13,235	14,312
Montgomery County PA GO	5.000%	10/15/31	6,450	6,866
Montgomery County PA Higher Educ. &
Health Auth. Rev. (Abington Memorial Hosp.)	5.000%	6/1/25	5,000	4,957
Montgomery County PA Higher Educ. &
Health Auth. Rev. (Abington Memorial Hosp.)	5.125%	6/1/33	13,545	13,122
Montgomery County PA Higher Educ. &
Health Auth. Rev. (Catholic Health East)	5.375%	11/15/14 (Prere.)	2,175	2,561
Montgomery County PA Higher Educ. &
Health Auth. Rev. (Dickinson College)	5.000%	5/1/31 (11)	5,750	5,806
Montgomery County PA Higher Educ. &
Health Auth. Rev. (Holy Redeemer Health System)	5.250%	1/1/36	17,500	14,135
Montgomery County PA IDA Rev. (Hill School)	5.000%	8/15/25 (14)	6,500	6,776
Montgomery County PA IDA Rev. (Hill School)	5.000%	8/15/26 (14)	3,550	3,683
Montgomery County PA IDA Rev. (Hill School)	5.000%	8/15/27 (14)	3,300	3,409
Moon Area School Dist. PA GO	5.000%	11/15/28 (4)	5,000	5,169
Mount Lebanon PA School Dist. GO	5.000%	2/15/13 (14)(Prere.)	9,280	10,455
Mount Lebanon PA School Dist. GO	5.000%	2/15/34	5,500	5,684
North Pocono PA School Dist. GO	5.000%	3/15/26 (14)	4,035	4,149
Northampton County PA General Purpose Auth.
Univ. Rev. (Lehigh Univ.)	5.000%	11/15/39	2,595	2,636

Pennsylvania Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Northampton County PA General Purpose
Auth. Univ. Rev. (Lehigh Univ.) VRDO	0.200%	12/7/09	3,095	3,095
Northampton County PA General Purpose
Auth. Univ. Rev. (Saint Lukes Hosp. Project)	5.375%	8/15/28	5,000	4,944
Northampton County PA General Purpose
Auth. Univ. Rev. (Saint Lukes Hosp. Project)	5.500%	8/15/35	2,500	2,365
Northampton County PA General Purpose
Auth. Univ. Rev. (Saint Lukes Hosp. Project)	5.500%	8/15/40	5,000	4,684
Owen J. Roberts School Dist. Pennsylvania GO	5.500%	8/15/17 (4)	1,495	1,653
Owen J. Roberts School Dist. Pennsylvania GO	5.000%	5/15/31 (4)	8,000	8,244
Owen J. Roberts School Dist. Pennsylvania GO	5.000%	5/15/35 (4)	5,000	5,085
Parkland PA School Dist. GO	5.375%	9/1/15 (14)	3,050	3,568
Parkland PA School Dist. GO	5.375%	9/1/16 (14)	2,000	2,347
Pennsbury PA School Dist. GO	5.250%	8/1/24 (4)	9,135	9,813
Pennsylvania Econ. Dev. Financing Auth. Fac.
Rev. (Allegheny Energy Supply Company)	7.000%	7/15/39	7,000	7,471
Pennsylvania Econ. Dev. Financing Auth. Fac.
Rev. (American Water Company Project)	6.200%	4/1/39	5,000	5,328
Pennsylvania Econ. Dev. Financing Auth. Fac.
Rev. (Aqua Pennsylvania Inc.)	5.000%	10/1/39	2,500	2,478
Pennsylvania Econ. Dev. Financing Auth. Fac.
Rev. (Aqua Pennsylvania Inc.)	4.750%	11/15/40	2,500	2,374
Pennsylvania Econ. Dev. Financing Auth. Fac.
Rev. (Aqua Pennsylvania Inc.)	5.000%	11/15/40	16,475	16,311
Pennsylvania Econ. Dev. Financing Auth. Fac.
Rev. (Jefferson Health) VRDO	0.250%	12/7/09	24,480	24,480
Pennsylvania GO	6.000%	1/15/10 (Prere.)	3,000	3,052
Pennsylvania GO	5.000%	10/1/10 (14)	22,485	23,363
Pennsylvania GO	5.000%	8/1/11	17,000	18,233
Pennsylvania GO	5.000%	8/1/12	20,705	22,948
Pennsylvania GO	5.000%	7/1/13 (14)	13,945	15,831
Pennsylvania GO	5.000%	9/1/13	1,200	1,367
Pennsylvania GO	5.500%	2/1/14 (14)	2,000	2,335
Pennsylvania GO	5.000%	2/15/14	4,930	5,668
Pennsylvania GO	5.000%	9/1/14 (4)	21,550	24,985
Pennsylvania GO	5.250%	7/1/15	25,000	29,418
Pennsylvania GO	5.000%	8/1/17	10,000	11,734
Pennsylvania GO	5.000%	11/1/17	2,000	2,349
Pennsylvania GO	5.375%	7/1/21	16,000	19,209
Pennsylvania GO	5.000%	1/1/22	18,055	19,672
Pennsylvania GO	5.000%	8/1/22	33,825	37,462
Pennsylvania GO	5.000%	1/1/26	40,450	43,268
Pennsylvania GO	5.000%	3/15/27	5,655	6,191
Pennsylvania Higher Educ. Assistance Agency Rev.	6.125%	12/15/10 (14)(Prere.)	2,000	2,094
Pennsylvania Higher Educ. Fac. Auth. Rev.	5.500%	6/15/10 (2)(Prere.)	935	961
Pennsylvania Higher Educ. Fac. Auth. Rev.	5.625%	6/15/10 (2)(Prere.)	1,160	1,194
Pennsylvania Higher Educ. Fac. Auth. Rev.	5.000%	6/15/30	1,595	1,668
Pennsylvania Higher Educ. Fac. Auth. Rev.	5.000%	6/15/31	1,670	1,735
Pennsylvania Higher Educ. Fac. Auth. Rev.	5.000%	6/15/34	5,535	5,661
Pennsylvania Higher Educ. Fac. Auth. Rev.	5.000%	11/1/37 (12)	5,745	5,786
Pennsylvania Higher Educ. Fac. Auth. Rev.	5.000%	6/15/39	1,270	1,290
Pennsylvania Higher Educ. Fac. Auth. Rev.
(Bryn Mawr College)	5.250%	12/1/12 (2)	11,120	12,294
Pennsylvania Higher Educ. Fac. Auth. Rev.
(Bryn Mawr College)	5.000%	12/1/37 (2)	14,170	14,196

Pennsylvania Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Pennsylvania Higher Educ. Fac. Auth. Rev.
(Drexel Univ.)	5.000%	5/1/32 (14)	4,950	4,910
Pennsylvania Higher Educ. Fac. Auth. Rev.
(Drexel Univ.)	5.000%	5/1/37 (14)	2,300	2,312
Pennsylvania Higher Educ. Fac. Auth. Rev.
(Foundation for Indiana Univ. of Pennsylvania
Student Housing)	0.644%	7/1/17 (10)	6,220	4,482
Pennsylvania Higher Educ. Fac. Auth. Rev.
(Foundation for Indiana Univ. of Pennsylvania
Student Housing)	5.125%	7/1/39 (10)	17,130	13,538
Pennsylvania Higher Educ. Fac. Auth. Rev.
(La Salle Univ.)	5.250%	5/1/27	3,000	2,969
Pennsylvania Higher Educ. Fac. Auth. Rev.
(La Salle Univ.)	5.000%	5/1/37	3,250	2,920
Pennsylvania Higher Educ. Fac. Auth. Rev.
(Philadelphia Univ.)	5.125%	6/1/25	3,500	3,340
Pennsylvania Higher Educ. Fac. Auth. Rev.
(Philadelphia Univ.)	5.000%	11/1/25 (12)	2,285	2,427
Pennsylvania Higher Educ. Fac. Auth. Rev.
(Philadelphia Univ.)	5.000%	11/1/27 (12)	1,800	1,887
Pennsylvania Higher Educ. Fac. Auth. Rev.
(Philadelphia Univ.)	5.250%	6/1/32	6,350	5,795
Pennsylvania Higher Educ. Fac. Auth. Rev.
(Slippery Rock Univ. Foundation)	5.000%	7/1/31 (10)	10,460	9,472
Pennsylvania Higher Educ. Fac. Auth. Rev.
(Slippery Rock Univ. Foundation)	5.000%	7/1/37 (10)	3,500	3,010
Pennsylvania Higher Educ. Fac. Auth. Rev.
(Slippery Rock Univ. Foundation)	5.000%	7/1/39 (10)	10,000	8,728
Pennsylvania Higher Educ. Fac. Auth. Rev.
(Temple Univ.)	5.250%	4/1/11 (14)	1,225	1,236
Pennsylvania Higher Educ. Fac. Auth. Rev.
(Temple Univ.)	5.000%	4/1/23 (14)	12,200	12,904
Pennsylvania Higher Educ. Fac. Auth. Rev.
(Temple Univ.)	5.000%	4/1/24 (14)	12,680	13,347
Pennsylvania Higher Educ. Fac. Auth. Rev.
(Thomas Jefferson Univ.)	5.375%	1/1/13 (Prere.)	4,435	4,989
Pennsylvania Higher Educ. Fac. Auth. Rev.
(Thomas Jefferson Univ.)	5.000%	9/1/39 (2)	9,000	8,597
Pennsylvania Higher Educ. Fac. Auth. Rev.
(Univ. of Scranton)	5.000%	11/1/28 (10)	4,080	4,147
Pennsylvania Higher Educ. Fac. Auth. Rev.
(UPMC Health Systems)	6.250%	1/15/16	3,120	3,334
Pennsylvania Higher Educ. Fac. Auth. Rev.
(UPMC Health Systems)	6.000%	1/15/22	5,000	5,135
Pennsylvania Higher Educ. Fac. Auth. Rev.
(UPMC Health Systems)	6.000%	1/15/31	5,000	5,155
Pennsylvania Higher Educ. Fac. Auth.
Rev. (Widener)	5.000%	7/15/20	2,360	2,361
Pennsylvania Higher Educ. Fac. Auth.
Rev. (Widener)	5.000%	7/15/26	1,200	1,143
Pennsylvania Higher Educ. Fac. Auth.
Rev. (Widener)	5.400%	7/15/36	3,000	2,796
Pennsylvania Higher Educ. Fac. Auth.
Rev. (Widener)	5.000%	7/15/39	3,000	2,639
Pennsylvania Higher Educ. Fac. Auth. Rev. PUT	5.000%	5/1/11 LOC	9,120	9,382
Pennsylvania Housing Finance Agency Rev.	5.400%	10/1/33	25,000	25,836

Pennsylvania Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Pennsylvania IDA Rev. (Econ. Dev.)	5.500%	7/1/12 (2)(Prere.)	575	648
Pennsylvania IDA Rev. (Econ. Dev.)	5.500%	7/1/17 (2)	7,000	7,481
Pennsylvania IDA Rev. (Econ. Dev.)	5.500%	7/1/18 (2)	7,630	8,121
Pennsylvania IDA Rev. (Econ. Dev.)	5.500%	7/1/19 (2)	10,040	10,628
Pennsylvania IDA Rev. (Econ. Dev.)	5.500%	7/1/20 (2)	4,495	4,736
Pennsylvania IDA Rev. (Econ. Dev.)	5.500%	7/1/21 (2)	8,130	8,535
Pennsylvania IDA Rev. (Econ. Dev.)	5.500%	7/1/23	20,000	21,887
Pennsylvania Public School Building Auth.
Lease Rev. (School Dist. of Philadelphia)	5.000%	6/1/27 (4)	12,880	13,001
Pennsylvania Public School Building Auth.
Lease Rev. (School Dist. of Philadelphia)	5.000%	6/1/31 (4)	18,305	18,068
Pennsylvania State Univ. Rev.	5.250%	8/15/12	5,980	6,671
Pennsylvania State Univ. Rev.	5.000%	3/1/22	1,250	1,411
Pennsylvania State Univ. Rev.	5.000%	3/1/23	2,020	2,260
Pennsylvania State Univ. Rev.	5.000%	9/1/24	10,625	11,263
Pennsylvania State Univ. Rev.	5.000%	9/1/24	3,000	3,214
Pennsylvania State Univ. Rev.	5.250%	8/15/25	5,360	6,371
Pennsylvania State Univ. Rev.	5.000%	3/1/26	3,300	3,631
Pennsylvania State Univ. Rev.	5.000%	3/1/28	1,000	1,086
Pennsylvania State Univ. Rev.	5.000%	9/1/29	7,625	7,938
Pennsylvania State Univ. Rev.	5.000%	9/1/29	2,500	2,622
Pennsylvania State Univ. Rev.	5.000%	9/1/34	6,325	6,480
Pennsylvania Turnpike Comm. Oil
Franchise Tax Rev.	5.000%	12/1/13 (14)(Prere.)	6,000	6,882
Pennsylvania Turnpike Comm. Oil
Franchise Tax Rev.	5.000%	12/1/26 (2)	4,000	4,104
Pennsylvania Turnpike Comm. Oil
Franchise Tax Rev.	5.000%	12/1/27 (2)	3,000	3,064
Pennsylvania Turnpike Comm. Rev.	3.000%	6/1/10 (12)	4,000	4,045
Pennsylvania Turnpike Comm. Rev.	5.375%	7/15/11 (2)(Prere.)	1,505	1,636
Pennsylvania Turnpike Comm. Rev.	5.375%	7/15/11 (2)(Prere.)	2,500	2,718
Pennsylvania Turnpike Comm. Rev.	5.375%	7/15/11 (2)(Prere.)	1,000	1,087
Pennsylvania Turnpike Comm. Rev.	3.000%	6/1/12 (12)	2,015	2,080
Pennsylvania Turnpike Comm. Rev.	5.625%	6/1/12 (14)	9,000	9,697
Pennsylvania Turnpike Comm. Rev.	3.000%	6/1/13 (12)	2,500	2,589
Pennsylvania Turnpike Comm. Rev.	4.000%	6/1/14 (12)	1,565	1,679
Pennsylvania Turnpike Comm. Rev.	5.250%	7/15/27 (4)	4,000	4,503
Pennsylvania Turnpike Comm. Rev.	5.375%	6/1/28	12,785	13,357
Pennsylvania Turnpike Comm. Rev.	5.250%	7/15/28 (4)	9,375	10,495
Pennsylvania Turnpike Comm. Rev.	5.500%	12/1/31 (2)	17,610	18,019
Pennsylvania Turnpike Comm. Rev.	5.250%	12/1/32 (2)	16,000	16,028
Pennsylvania Turnpike Comm. Rev.	5.500%	6/1/33	17,920	18,484
Pennsylvania Turnpike Comm. Rev.	5.250%	6/1/36	12,435	12,417
Pennsylvania Turnpike Comm. Rev.	5.000%	6/1/38 (12)	6,340	6,264
Pennsylvania Turnpike Comm. Rev.	6.250%	6/1/38 (12)	19,595	21,493
Pennsylvania Turnpike Comm. Rev.	5.000%	6/1/39 (12)	20,000	19,745
Pennsylvania Turnpike Comm. Rev.	5.250%	6/1/39	38,205	37,922
Pennsylvania Turnpike Comm. Rev.	5.750%	6/1/39	22,000	22,875
Pennsylvania Turnpike Comm. Rev.	5.300%	12/1/41	12,000	11,985
Pennsylvania Turnpike Comm. Rev. VRDO	0.270%	12/7/09 (4)	12,400	12,400
Philadelphia PA Airport Parking Auth.	5.000%	9/1/13	3,260	3,575
Philadelphia PA Airport Parking Auth.	5.125%	2/15/24 (2)	1,045	1,046
1 Philadelphia PA Airport Parking Auth.	5.250%	9/1/24	4,025	4,203
1 Philadelphia PA Airport Parking Auth.	5.125%	9/1/29	5,975	5,992
Philadelphia PA Airport Parking Auth.	5.250%	9/1/29 (4)	3,530	3,554
Philadelphia PA Gas Works Rev.	5.250%	7/1/11 (4)	3,965	3,978

Pennsylvania Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Philadelphia PA Gas Works Rev.	5.250%	8/1/11 (4)(Prere.)	8,000	8,620
Philadelphia PA Gas Works Rev.	5.375%	7/1/12 (4)	4,000	4,013
Philadelphia PA Gas Works Rev.	5.375%	7/1/14 (4)	4,310	4,321
Philadelphia PA Gas Works Rev.	5.375%	7/1/16 (4)	13,280	15,122
Philadelphia PA Gas Works Rev.	5.000%	8/1/16	3,000	3,132
Philadelphia PA Gas Works Rev.	5.250%	8/1/17	2,000	2,105
Philadelphia PA Gas Works Rev.	5.375%	7/1/18 (4)	11,555	13,136
Philadelphia PA Gas Works Rev.	5.000%	10/1/37 (2)	3,000	2,633
Philadelphia PA GO	5.250%	3/15/11 (4)(Prere.)	4,775	5,069
Philadelphia PA GO	5.250%	3/15/11 (4)(Prere.)	2,135	2,267
Philadelphia PA GO	5.000%	12/15/17 (4)	5,555	6,151
Philadelphia PA GO	5.000%	8/1/18 (14)	6,170	6,512
Philadelphia PA GO	5.000%	8/1/19 (14)	7,735	8,091
Philadelphia PA GO	5.000%	8/1/20 (14)	8,005	8,327
Philadelphia PA GO	5.000%	8/1/21 (14)	6,235	6,450
Philadelphia PA GO	7.125%	7/15/38 (12)	3,500	3,929
Philadelphia PA Hosp. & Higher Educ. Fac. Auth.
Rev. (Children’s Hosp. of Philadelphia) VRDO	0.190%	12/1/09	1,500	1,500
Philadelphia PA Hosp. & Higher Educ. Fac. Auth.
Rev. (Children’s Hosp. of Philadelphia) VRDO	0.190%	12/1/09	5,100	5,100
Philadelphia PA Hosp. & Higher Educ. Fac. Auth.
Rev. (Children’s Hosp. of Philadelphia) VRDO	0.190%	12/1/09	16,000	16,000
Philadelphia PA Hosp. & Higher Educ. Fac. Auth.
Rev. (Jefferson Health System)	5.125%	5/15/18 (2)	5,700	5,729
Philadelphia PA Hosp. & Higher Educ. Fac. Auth.
Rev. (Temple University Health System)	5.500%	7/1/30	5,000	4,236
Philadelphia PA IDA Rev.
(Philadelphia Airport System)	5.750%	6/15/10 (14)	4,440	4,459
Philadelphia PA IDA Rev.
(Philadelphia Airport System)	5.250%	6/15/15 (14)	5,695	5,707
Philadelphia PA Muni. Auth. Rev.	6.500%	4/1/34	3,250	3,417
Philadelphia PA Muni. Auth. Rev.	6.500%	4/1/39	9,500	9,937
Philadelphia PA Redev. Auth. Rev.	5.500%	4/15/15 (14)	3,000	3,171
Philadelphia PA Redev. Auth. Rev.	5.500%	4/15/17 (14)	2,255	2,356
Philadelphia PA Redev. Auth. Rev.	5.500%	4/15/19 (14)	2,815	2,914
Philadelphia PA Redev. Auth. Rev.	5.500%	4/15/20 (14)	2,000	2,062
Philadelphia PA Redev. Auth. Rev.	5.500%	4/15/22 (14)	5,275	5,399
Philadelphia PA School Dist. GO	5.250%	2/1/12 (4)	1,000	1,092
Philadelphia PA School Dist. GO	5.500%	2/1/12 (4)(Prere.)	1,800	1,985
Philadelphia PA School Dist. GO	5.500%	2/1/12 (4)(Prere.)	2,500	2,757
Philadelphia PA School Dist. GO	5.500%	2/1/12 (4)(Prere.)	2,000	2,205
Philadelphia PA School Dist. GO	5.500%	2/1/12 (4)(Prere.)	2,000	2,205
Philadelphia PA School Dist. GO	5.500%	2/1/12 (4)(Prere.)	1,000	1,103
Philadelphia PA School Dist. GO	5.500%	2/1/12 (4)(Prere.)	6,200	6,823
Philadelphia PA School Dist. GO	5.625%	8/1/12 (3)(Prere.)	1,000	1,125
Philadelphia PA School Dist. GO	5.625%	8/1/12 (3)(Prere.)	6,500	7,314
Philadelphia PA School Dist. GO	5.625%	8/1/12 (3)(Prere.)	6,000	6,751
Philadelphia PA School Dist. GO	5.625%	8/1/12 (3)(Prere.)	1,000	1,125
Philadelphia PA School Dist. GO	5.625%	8/1/12 (3)(Prere.)	10,235	11,516
Philadelphia PA School Dist. GO	5.625%	8/1/12 (3)(Prere.)	3,500	3,938
Philadelphia PA School Dist. GO	5.000%	6/1/26 (14)	5,000	5,442
Philadelphia PA School Dist. GO	6.000%	9/1/38	20,000	21,519
Philadelphia PA Water & Waste Water Rev.	7.000%	6/15/11 (14)	17,685	19,165
Philadelphia PA Water & Waste Water Rev.	6.250%	8/1/11 (14)	3,750	4,043
Philadelphia PA Water & Waste Water Rev.	5.250%	11/1/16 (14)	5,040	5,346
Philadelphia PA Water & Waste Water Rev.	5.250%	11/1/17 (14)	5,460	5,751

Pennsylvania Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Philadelphia PA Water & Waste Water Rev.	5.600%	8/1/18 (14)(ETM)	925	1,083
Philadelphia PA Water & Waste Water Rev.	5.375%	11/1/19 (14)	4,155	4,471
Philadelphia PA Water & Waste Water Rev.	5.250%	1/1/32	5,000	5,057
Philadelphia PA Water & Waste Water Rev.	5.250%	1/1/36	3,000	2,983
Pittsburgh PA GO	5.500%	3/1/12 (2)(Prere.)	5,330	5,890
Pittsburgh PA GO	5.500%	3/1/12 (2)(Prere.)	2,015	2,227
Pittsburgh PA GO	5.500%	9/1/13 (2)	5,635	5,931
Pittsburgh PA GO	5.500%	9/1/14 (2)	10,255	11,081
Pittsburgh PA GO	5.500%	9/1/15 (2)	2,125	2,212
Pittsburgh PA School Dist. GO	5.375%	9/1/14 (4)	1,755	2,027
Pittsburgh PA School Dist. GO	5.500%	9/1/16 (4)	4,000	4,707
Pittsburgh PA School Dist. GO	5.500%	9/1/18 (4)	2,880	3,395
Pittsburgh PA Water & Sewer Auth. Rev.	5.125%	6/1/12 (2)(Prere.)	3,000	3,322
Pittsburgh PA Water & Sewer Auth. Rev.	7.250%	9/1/14 (3)(ETM)	14,705	16,988
Pittsburgh PA Water & Sewer Auth. Rev.	0.000%	9/1/27 (14)	10,830	3,682
Pittsburgh PA Water & Sewer Auth. Rev.	0.000%	9/1/27 (3)(ETM)	1,935	866
Pittsburgh PA Water & Sewer Auth. Rev.	0.000%	9/1/28 (14)	7,600	2,399
Pittsburgh PA Water & Sewer Auth. Rev.	0.000%	9/1/28 (3)(ETM)	1,365	579
Pittsburgh PA Water & Sewer Auth. Rev.	0.000%	9/1/29 (14)	26,930	7,853
Pittsburgh PA Water & Sewer Auth. Rev.	0.000%	9/1/29 (3)(ETM)	4,725	1,887
Pocono Mountain PA School Dist. GO	5.000%	9/1/31 (4)	9,000	9,191
Radnor Township PA School Dist.	5.000%	8/15/15 (4)(Prere.)	835	980
Radnor Township PA School Dist.	5.000%	2/15/35 (4)	1,665	1,687
Reading PA School Dist. GO	0.000%	1/15/15 (14)	9,260	7,278
Reading PA School Dist. GO	0.000%	1/15/16 (14)	9,270	6,874
Reading PA School Dist. GO	5.000%	1/15/29 (4)	6,120	6,318
Sayre PA Health Care Fac. Auth. Rev.
(Guthrie Health Care System)	5.750%	12/1/11 (Prere.)	2,225	2,471
Sayre PA Health Care Fac. Auth. Rev.
(Guthrie Health Care System)	6.250%	12/1/11 (Prere.)	1,480	1,658
Sayre PA Health Care Fac. Auth. Rev.
(Guthrie Health Care System)	6.250%	12/1/11 (Prere.)	1,425	1,597
Sayre PA Health Care Fac. Auth. Rev.
(Guthrie Health Care System)	6.250%	12/1/11 (Prere.)	1,515	1,698
Sayre PA Health Care Fac. Auth. Rev.
(Guthrie Health Care System)	6.250%	12/1/11 (Prere.)	2,390	2,678
Sayre PA Health Care Fac. Auth. Rev.
(Guthrie Health Care System)	6.250%	12/1/11 (Prere.)	1,850	2,073
Sayre PA Health Care Fac. Auth. Rev.
(Guthrie Health Care System)	6.250%	12/1/13	520	550
Sayre PA Health Care Fac. Auth. Rev.
(Guthrie Health Care System)	6.250%	12/1/14	500	527
Sayre PA Health Care Fac. Auth. Rev.
(Guthrie Health Care System)	6.250%	12/1/15	530	554
Sayre PA Health Care Fac. Auth. Rev.
(Guthrie Health Care System)	6.250%	12/1/16	835	871
Sayre PA Health Care Fac. Auth. Rev.
(Guthrie Health Care System)	6.250%	12/1/17	1,725	1,792
Sayre PA Health Care Fac. Auth. Rev.
(Guthrie Health Care System)	6.250%	12/1/18	650	675
Sayre PA Health Care Fac. Auth. Rev.
(Guthrie Health Care System)	5.750%	12/1/21	775	791
Sayre PA Health Care Fac. Auth. Rev.
(Guthrie Health Care System)	5.875%	12/1/31	2,840	2,875
Scranton PA School Dist. GO	5.250%	6/15/27 (10)	2,750	2,890
Scranton PA School Dist. GO	5.250%	6/15/31 (10)	2,375	2,449

Pennsylvania Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Scranton-Lackawanna PA Health & Welfare Auth.
Rev. (Mercy Health System)	5.625%	1/1/16 (14)	5,490	5,495
Scranton-Lackawanna PA Health & Welfare Auth.
Rev. (Mercy Health System)	5.700%	1/1/23 (14)	9,205	9,196
Scranton-Lackawanna PA Health & Welfare Auth.
Rev. (Univ. of Scranton)	5.000%	11/1/32 (10)	3,850	3,778
Scranton-Lackawanna PA Health & Welfare Auth.
Rev. (Univ. of Scranton)	5.000%	11/1/37 (10)	3,000	2,840
Shamokin-Coal Township PA	5.000%	7/1/30 (4)	5,700	5,835
Shamokin-Coal Township PA	5.000%	7/1/36 (4)	6,500	6,529
Snyder County PA Higher Educ. Auth. Univ.
Rev. (Susquehanna Univ. Project)	5.000%	1/1/30 (11)	5,000	5,031
Somerset PA Area School Dist. GO	5.000%	3/15/25 (4)	7,090	7,542
South Fork PA Hosp. Auth. Rev.
(Conemaugh Valley Hosp.)	5.625%	7/1/10 (6)	445	450
South Fork PA Hosp. Auth. Rev.
(Conemaugh Valley Hosp.)	5.750%	7/1/18 (6)	7,000	7,273
Southcentral Pennsylvania General Auth. Rev.
(Wellspan Health)	6.000%	6/1/25	20,000	22,026
State Public School Building Auth. Pennsylvania
School Rev. (Daniel Boone School Dist.)	5.000%	4/1/13 (14)(Prere.)	10,000	11,239
State Public School Building Auth. Pennsylvania
School Rev. (Philadelphia School Dist.)	5.250%	6/1/13 (4)(Prere.)	9,280	10,608
Swarthmore Borough Auth. PA College Rev.	5.000%	9/15/30	21,000	21,957
Uniontown PA Area School Dist. GO	5.500%	10/1/12 (4)(Prere.)	9,950	11,220
Unionville Chadds Ford PA School Dist.	5.000%	6/1/32	6,440	6,667
Univ. of Pittsburgh of the Commonwealth
System of Higher Educ. Pennsylvania
(Univ. Capital Project)	5.500%	9/15/24	3,000	3,435
Univ. of Pittsburgh of the Commonwealth
System of Higher Educ. Pennsylvania
(Univ. Capital Project)	5.250%	9/15/29	14,000	15,326
Univ. of Pittsburgh of the Commonwealth
System of Higher Educ. Pennsylvania
(Univ. Capital Project)	5.250%	9/15/34	10,100	10,727
Univ. of Pittsburgh of the Commonwealth
System of Higher Educ. Pennsylvania
(Univ. Capital Project)	5.000%	9/15/35	21,500	22,325
Warwick PA School Dist. GO	5.375%	8/15/11 (3)(Prere.)	2,435	2,633
Warwick PA School Dist. GO	5.375%	8/15/11 (3)(Prere.)	2,570	2,779
Washington County PA Hosp. Auth. Rev.
(Washington Hosp.)	5.250%	7/1/10 (2)	1,750	1,772
Washington County PA Hosp. Auth. Rev.
(Washington Hosp.)	5.125%	7/1/11 (2)(ETM)	330	353
Washington County PA Hosp. Auth. Rev.
(Washington Hosp.)	5.125%	7/1/11 (2)	1,510	1,599
Washington County PA Hosp. Auth. Rev.
(Washington Hosp.)	5.125%	7/1/12 (2)	1,935	2,011
Washington County PA Hosp. Auth. Rev.
(Washington Hosp.)	5.250%	7/1/13 (2)	2,035	2,124
Washington County PA Hosp. Auth. Rev.
(Washington Hosp.)	5.375%	7/1/14 (2)	1,640	1,727
Washington County PA Hosp. Auth. Rev.
(Washington Hosp.)	5.375%	7/1/15 (2)	2,250	2,370
Washington County PA Hosp. Auth. Rev.
(Washington Hosp.)	5.500%	7/1/16 (2)	2,375	2,497

Pennsylvania Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
West Chester PA Area School Dist. GO	5.000%	5/15/28 (14)	7,480	7,905
West Cornwall Township PA Muni. Auth. College
Rev. (Elizabethtown College)	6.000%	12/15/11 (Prere.)	2,650	2,935
West Cornwall Township PA Muni. Auth. College
Rev. (Elizabethtown College)	6.000%	12/15/11 (Prere.)	2,000	2,215
West Jefferson Hills PA School Dist. GO	5.200%	8/1/11 (4)(Prere.)	1,020	1,098
West Jefferson Hills PA School Dist. GO	5.200%	8/1/11 (4)(Prere.)	1,080	1,163
West Jefferson Hills PA School Dist. GO	5.200%	8/1/17 (4)	935	997
West Jefferson Hills PA School Dist. GO	5.200%	8/1/18 (4)	980	1,034
Westmoreland County PA Muni. Auth. Rev.	5.250%	8/15/15 (4)(Prere.)	3,490	4,130
Westmoreland County PA Muni. Auth. Rev.	6.125%	7/1/17 (14)(ETM)	7,360	8,744
Westmoreland County PA Muni. Auth. Service
Water Rev.	0.000%	8/15/15 (3)	5,000	4,111
Westmoreland County PA Muni. Auth. Service
Water Rev.	0.000%	8/15/23 (14)	5,000	2,638
Westmoreland County PA Muni. Auth. Service
Water Rev.	0.000%	8/15/24 (14)	4,000	1,820
Wilkes-Barre PA Finance Auth. Rev.
(Wilkes Univ. Project)	5.000%	3/1/27	2,200	2,095
Wilkes-Barre PA Finance Auth. Rev.
(Wilkes Univ. Project)	5.000%	3/1/37	3,000	2,696
Wyoming PA Area School Dist.	5.000%	9/1/26 (14)	2,000	2,081
Wyoming PA Area School Dist.	5.000%	9/1/29 (14)	5,125	5,260
York County PA	5.000%	6/1/33 (14)	6,000	6,106
York County PA Solid Waste & Refuse Auth. Rev.	5.500%	12/1/13 (14)	6,750	7,694
York County PA Solid Waste & Refuse Auth. Rev.	5.500%	12/1/14 (14)	4,050	4,671
				2,737,144
Puerto Rico (3.4%)
Puerto Rico Electric Power Auth. Rev.	5.500%	7/1/20	5,300	5,666
Puerto Rico Electric Power Auth. Rev.	5.250%	7/1/21 (14)	5,000	5,216
Puerto Rico GO	5.500%	7/1/18 (14)	10,000	10,574
Puerto Rico GO	5.500%	7/1/20 (3)	6,000	6,177
Puerto Rico GO	5.500%	7/1/22 (3)	8,960	9,082
Puerto Rico Highway & Transp. Auth. Rev.	5.500%	7/1/19 (14)	17,000	17,865
Puerto Rico Highway & Transp. Auth. Rev.	5.500%	7/1/20 (14)	14,610	15,320
Puerto Rico Infrastructure Financing Auth.
Special Tax Rev.	5.500%	7/1/23 (2)	10,000	10,009
Puerto Rico Infrastructure Financing Auth.
Special Tax Rev.	0.000%	7/1/30 (3)	14,905	3,586
Puerto Rico Infrastructure Financing Auth.
Special Tax Rev.	0.000%	7/1/31 (3)	28,695	6,296
Puerto Rico Public Buildings Auth. Govt. Fac. Rev.	5.750%	7/1/22 (ETM)	10	12
Puerto Rico Public Buildings Auth. Govt. Fac. Rev.	5.750%	7/1/22	4,990	5,267
				95,070
Virgin Islands (0.1%)
Virgin Islands Public Finance Auth. Rev.	5.000%	10/1/12	2,000	2,128
Virgin Islands Public Finance Auth. Rev.	5.250%	10/1/20	1,750	1,786
				3,914
Total Tax-Exempt Municipal Bonds (Cost $2,790,802)				2,836,128

Pennsylvania Long-Term Tax-Exempt Fund

Market
Value•
($000)
Other Assets and Liabilities (–0.4%)
Other Assets	45,431
Liabilities	(57,448)
(12,017)
Net Assets (100%)	2,824,111

At November 30, 2009, net assets consisted of:
Amount
($000)
Paid-in Capital	2,799,358
Undistributed Net Investment Income	—
Accumulated Net Realized Losses	(20,452)
Unrealized Appreciation (Depreciation)
Investment Securities	45,326
Futures Contracts	(121)
Net Assets	2,824,111

Investor Shares—Net Assets
Applicable to 59,920,172 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	657,210
Net Asset Value Per Share—Investor Shares	$10.97

Admiral Shares—Net Assets
Applicable to 197,564,055 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	2,166,901
Net Asset Value Per Share—Admiral Shares	$10.97

• See Note A in Notes to Financial Statements.
1 Security purchased on a when-issued or delayed-delivery basis for which the fund has not taken delivery as of November 30, 2009.
2 Securities with a value of $1,636,000 have been segregated as initial margin for open futures contracts.
A key to abbreviations and other references follows the Statement of Net Assets.
See accompanying Notes, which are an integral part of the Financial Statements.

Pennsylvania Long-Term Tax-Exempt Fund

Key to Abbreviations

ARS—Auction Rate Security.
BAN—Bond Anticipation Note.
COP—Certificate of Participation.
CP—Commercial Paper.
FR—Floating Rate.
GAN—Grant Anticipation Note.
GO—General Obligation Bond.
IDA—Industrial Development Authority Bond.
IDR—Industrial Development Revenue Bond.
PCR—Pollution Control Revenue Bond.
PUT—Put Option Obligation.
RAN—Revenue Anticipation Note.
TAN—Tax Anticipation Note.
TOB—Tender Option Bond.
TRAN—Tax Revenue Anticipation Note.
UFSD—Union Free School District.
USD—United School District.
VRDO—Variable Rate Demand Obligation.
(ETM)—Escrowed to Maturity.
(Prere.)—Prerefunded.

Scheduled principal and interest payments are guaranteed by:
(1) MBIA (Municipal Bond Insurance Association).
(2) AMBAC (Ambac Assurance Corporation).
(3) FGIC (Financial Guaranty Insurance Company).
(4) FSA (Financial Security Assurance).
(5) BIGI (Bond Investors Guaranty Insurance).
(6) Connie Lee Inc.
(7) FHA (Federal Housing Authority).
(8) CapMAC (Capital Markets Assurance Corporation).
(9) American Capital Access Financial Guaranty Corporation.
(10) XL Capital Assurance Inc.
(11) CIFG (CDC IXIS Financial Guaranty).
(12) Assured Guaranty Corp.
(13) Berkshire Hathaway Assurance Corp.
(14) National Public Finance Guarantee Corp.
The insurance does not guarantee the market value of the municipal bonds.

LOC—Scheduled principal and interest payments are guaranteed by bank letter of credit.

Pennsylvania Long-Term Tax-Exempt Fund

Statement of Operations

Year Ended
November 30, 2009
($000)
Investment Income
Income
Interest	117,171
Total Income	117,171
Expenses
The Vanguard Group—Note B
Investment Advisory Services	255
Management and Administrative—Investor Shares	980
Management and Administrative—Admiral Shares	1,688
Marketing and Distribution—Investor Shares	171
Marketing and Distribution—Admiral Shares	441
Custodian Fees	22
Auditing Fees	24
Shareholders’ Reports and Proxies—Investor Shares	41
Shareholders’ Reports and Proxies—Admiral Shares	16
Trustees’ Fees and Expenses	4
Total Expenses	3,642
Net Investment Income	113,529
Realized Net Gain (Loss)
Investment Securities Sold	6,956
Futures Contracts	(5,756)
Realized Net Gain (Loss)	1,200
Change in Unrealized Appreciation (Depreciation)
Investment Securities	184,121
Futures Contracts	2,208
Change in Unrealized Appreciation (Depreciation)	186,329
Net Increase (Decrease) in Net Assets Resulting from Operations	301,058

See accompanying Notes, which are an integral part of the Financial Statements.

Pennsylvania Long-Term Tax-Exempt Fund

Statement of Changes in Net Assets

	Year Ended November 30
	2009	2008
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	113,529	112,477
Realized Net Gain (Loss)	1,200	(18,750)
Change in Unrealized Appreciation (Depreciation)	186,329	(208,344)
Net Increase (Decrease) in Net Assets Resulting from Operations	301,058	(114,617)
Distributions
Net Investment Income
Investor Shares	(27,069)	(28,060)
Admiral Shares	(86,460)	(84,417)
Realized Capital Gain
Investor Shares	—	(1,252)
Admiral Shares	—	(3,634)
Total Distributions	(113,529)	(117,363)
Capital Share Transactions
Investor Shares	18,497	15,015
Admiral Shares	210,421	154,590
Net Increase (Decrease) from Capital Share Transactions	228,918	169,605
Total Increase (Decrease)	416,447	(62,375)
Net Assets
Beginning of Period	2,407,664	2,470,039
End of Period	2,824,111	2,407,664

See accompanying Notes, which are an integral part of the Financial Statements.

Pennsylvania Long-Term Tax-Exempt Fund

Financial Highlights

Investor Shares

For a Share Outstanding	Year Ended November 30,
Throughout Each Period	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$10.19	$11.18	$11.47	$11.32	$11.53
Investment Operations
Net Investment Income	.456	.483	.505	.513	.520
Net Realized and Unrealized Gain (Loss)
on Investments	.780	(.968)	(.252)	.179	(.165)
Total from Investment Operations	1.236	(.485)	.253	.692	.355
Distributions
Dividends from Net Investment Income	(.456)	(.483)	(.505)	(.513)	(.520)
Distributions from Realized Capital Gains	—	(.022)	(.038)	(.029)	(.045)
Total Distributions	(.456)	(.505)	(.543)	(.542)	(.565)
Net Asset Value, End of Period	$10.97	$10.19	$11.18	$11.47	$11.32

Total Return[1]	12.32%	–4.48%	2.30%	6.30%	3.10%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$657	$593	$636	$668	$705
Ratio of Total Expenses to
Average Net Assets	0.20%	0.15%	0.15%	0.16%	0.16%
Ratio of Net Investment Income to
Average Net Assets	4.26%	4.46%	4.50%	4.55%	4.51%
Portfolio Turnover Rate	14%	24%	14%	17%	14%
1 Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Pennsylvania Long-Term Tax-Exempt Fund

Financial Highlights

Admiral Shares

For a Share Outstanding	Year Ended November 30,
Throughout Each Period	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$10.19	$11.18	$11.47	$11.32	$11.53
Investment Operations
Net Investment Income	.464	.491	.513	.522	.528
Net Realized and Unrealized Gain (Loss)
on Investments	.780	(.968)	(.252)	.179	(.165)
Total from Investment Operations	1.244	(.477)	.261	.701	.363
Distributions
Dividends from Net Investment Income	(.464)	(.491)	(.513)	(.522)	(.528)
Distributions from Realized Capital Gains	—	(.022)	(.038)	(.029)	(.045)
Total Distributions	(.464)	(.513)	(.551)	(.551)	(.573)
Net Asset Value, End of Period	$10.97	$10.19	$11.18	$11.47	$11.32

Total Return	12.41%	–4.41%	2.38%	6.37%	3.18%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,167	$1,815	$1,834	$1,722	$1,577
Ratio of Total Expenses to
Average Net Assets	0.12%	0.08%	0.08%	0.09%	0.09%
Ratio of Net Investment Income to
Average Net Assets	4.34%	4.53%	4.57%	4.62%	4.58%
Portfolio Turnover Rate	14%	24%	14%	17%	14%

See accompanying Notes, which are an integral part of the Financial Statements.

Pennsylvania Long-Term Tax-Exempt Fund

Notes to Financial Statements

Vanguard Pennsylvania Long-Term Tax-Exempt Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in debt instruments of municipal issuers whose ability to meet their obligations may be affected by economic and political developments in the state. The fund offers two classes of shares, Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, tenure, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (November 30, 2006–2009), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

5. Other: Interest income is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses), shareholder reporting, and proxies. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

Pennsylvania Long-Term Tax-Exempt Fund

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At November 30, 2009, the fund had contributed capital of $586,000 to Vanguard (included in Other Assets), representing 0.02% of the fund’s net assets and 0.23% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the fund’s investments as of November 30, 2009, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Tax-Exempt Municipal Bonds	—	2,836,128	—
Futures Contracts—Liabilities[1]	(5)	—	—
Total	(5)	2,836,128	—
1 Represents variation margin on the last day of the reporting period.

D. At November 30, 2009, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

			($000)
		Number of	Aggregate	Unrealized
		Long (Short)	Settlement	Appreciation
Futures Contracts	Expiration	Contracts	Value	(Depreciation)
10-Year United States Treasury Note/Bond	March 2010	(62)	7,436	(99)
30-Year United States Treasury Note/Bond	March 2010	(9)	1,104	(22)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

E. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when gains or losses are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future.

For tax purposes, at November 30, 2009, the fund had available capital loss carryforwards totaling $16,019,000 to offset future net capital gains through November 30, 2016.

Pennsylvania Long-Term Tax-Exempt Fund

The fund had realized losses totaling $4,554,000 through November 30, 2009, which are deferred for tax purposes and reduce the amount of tax-basis unrealized appreciation on investment securities.

At November 30, 2009, the cost of investment securities for tax purposes was $2,795,356,000. Net unrealized appreciation of investment securities for tax purposes was $40,772,000, consisting of unrealized gains of $91,321,000 on securities that had risen in value since their purchase and $50,549,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the year ended November 30, 2009, the fund purchased $646,972,000 of investment securities and sold $352,415,000 of investment securities, other than temporary cash investments.

G. Capital share transactions for each class of shares were:

	Year Ended November 30,
	2009		2008
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	192,504	18,013	183,247	16,901
Issued in Lieu of Cash Distributions	20,553	1,916	21,934	2,039
Redeemed	(194,560)	(18,179)	(190,166)	(17,624)
Net Increase (Decrease)—Investor Shares	18,497	1,750	15,015	1,316
Admiral Shares
Issued	415,326	38,761	435,275	40,293
Issued in Lieu of Cash Distributions	58,258	5,429	60,709	5,644
Redeemed	(263,163)	(24,736)	(341,394)	(31,816)
Net Increase (Decrease)—Admiral Shares	210,421	19,454	154,590	14,121

H. In preparing the financial statements as of November 30, 2009, management considered the impact of subsequent events occurring through January 11, 2010, for potential recognition or disclosure in these financial statements.

Report of Independent Registered
Public Accounting Firm

To the Trustees of Vanguard Pennsylvania Tax-Free Funds and the Shareholders of Vanguard Pennsylvania Tax-Exempt Money Market Fund and Vanguard Pennsylvania Long-Term Tax-Exempt Fund:

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Pennsylvania Tax-Exempt Money Market Fund and Vanguard Pennsylvania Long-Term Tax-Exempt Fund (constituting Vanguard Pennsylvania Tax-Free Funds, hereafter referred to as the “Funds”) at November 30, 2009, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2009 by correspondence with the custodian and broker, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

January 11, 2010

Special 2009 tax information (unaudited) for Vanguard Pennsylvania Tax-Exempt Funds

This information for the fiscal year ended November 30, 2009, is included pursuant to provisions of the Internal Revenue Code.

Each fund designates 100% of its income dividends as exempt-interest dividends.

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include the account service fee described in the prospectus. If such a fee were applied to your account, your costs would be higher. Your fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Six Months Ended November 30, 2009
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Pennsylvania Tax-Exempt Fund	5/31/2009	11/30/2009	Period[1]
Based on Actual Fund Return
Money Market	$1,000.00	$1,001.03	$0.85
Long-Term
Investor Shares	1,000.00	1,040.93	1.02
Admiral Shares	1,000.00	1,041.35	0.61
Based on Hypothetical 5% Yearly Return
Money Market	$1,000.00	$1,024.22	$0.86
Long-Term
Investor Shares	1,000.00	1,024.07	1.01
Admiral Shares	1,000.00	1,024.47	0.61

1 The calculations are based on expenses incurred in the most recent six-month period. The funds’ annualized expense ratios for that period are: for the Pennsylvania Tax-Exempt Money Market Fund, 0.17%, and for the Pennsylvania Long-Term Tax-Exempt Fund, 0.20% for Investor
Shares and 0.12% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Glossary

Average Coupon. The average interest rate paid on the fixed income securities held by a fund. It is expressed as a percentage of face value.

Average Duration. An estimate of how much the value of the bonds held by a fund will fluctuate in response to a change in interest rates. To see how the value could change, multiply the average duration by the change in rates. If interest rates rise by 1 percentage point, the value of the bonds in a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the value would rise by 5%.

Average Effective Maturity. The average length of time until fixed income securities held by a fund reach maturity and are repaid, taking into consideration the possibility that the issuer may call the bond before its maturity date. The figure reflects the proportion of fund assets represented by each security; it also reflects any futures contracts held. In general, the longer the average effective maturity, the more a fund’s share price will fluctuate in response to changes in market interest rates.

Average Quality. An indicator of credit risk, this figure is the average of the ratings assigned to a fund’s holdings by credit-rating agencies. The agencies make their judgment after appraising an issuer’s ability to meet its obligations. Quality is graded on a scale, with AAA indicating the most creditworthy bond issuers and MIG-1, A-1+, SP-1+, and F-1+ indicating the most creditworthy issuers of money market securities.

Average Weighted Maturity. The average length of time until fixed income securities held by a fund reach maturity and are repaid. The figure reflects the proportion of fund assets represented by each security.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Yield. A money market fund’s 7-day yield is calculated by annualizing its income distributions for the previous seven days, as required by the U.S. Securities and Exchange Commission. For other funds, 30-day SEC yield is derived using a formula specified by the commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (in the case of bonds) or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Yield to Maturity. The rate of return an investor would receive if the fixed income securities held by a fund were held to their maturity dates.

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 163 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at www.vanguard.com.

Interested Trustees[1]	Emerson U. Fullwood
Born 1948. Trustee Since January 2008. Principal
John J. Brennan	Occupation(s) During the Past Five Years: Executive
Born 1954. Trustee Since May 1987. Chairman of	Chief Staff and Marketing Officer for North America
the Board. Principal Occupation(s) During the Past	and Corporate Vice President (retired 2008) of Xerox
Five Years: Chairman of the Board and Director/Trustee	Corporation (photocopiers and printers); Director of
of The Vanguard Group, Inc., and of each of the	SPX Corporation (multi-industry manufacturing), the
investment companies served by The Vanguard Group;	United Way of Rochester, the Boy Scouts of America,
Chief Executive Officer (1996–2008) and President	Amerigroup Corporation (direct health and medical
(1989–2008) of The Vanguard Group and of each of the	insurance carriers), and Monroe Community College
investment companies served by The Vanguard Group;	Foundation.
Chairman of the Financial Accounting Foundation;
Governor of the Financial Industry Regulatory Authority	Rajiv L. Gupta
(FINRA); Director of United Way of Southeastern	Born 1945. Trustee Since December 2001.[2] Principal
Pennsylvania.	Occupation(s) During the Past Five Years: Chairman
and Chief Executive Officer (retired 2009) and President
F. William McNabb III	(2006–2008) of Rohm and Haas Co. (chemicals); Board
Born 1957. Trustee Since July 2009. Principal	Member of American Chemistry Council; Director of
Occupation(s) During the Past Five Years: Director of	Tyco International, Ltd. (diversified manufacturing and
The Vanguard Group, Inc., since 2008; Chief Executive	services) and Hewlett-Packard Co. (electronic computer
Officer and President of The Vanguard Group and of	manufacturing); Trustee of The Conference Board.
each of the investment companies served by The
Vanguard Group since 2008; Director of Vanguard	Amy Gutmann
Marketing Corporation; Managing Director of The	Born 1949. Trustee Since June 2006. Principal
Vanguard Group (1995–2008).	Occupation(s) During the Past Five Years: President of
the University of Pennsylvania; Christopher H. Browne
Distinguished Professor of Political Science in the School
Independent Trustees	of Arts and Sciences with secondary appointments
at the Annenberg School for Communication and the
Charles D. Ellis	Graduate School of Education of the University of
Born 1937. Trustee Since January 2001. Principal	Pennsylvania; Director of Carnegie Corporation of
Occupation(s) During the Past Five Years: Applecore	New York, Schuylkill River Development Corporation,
Partners (pro bono ventures in education); Senior	and Greater Philadelphia Chamber of Commerce;
Advisor to Greenwich Associates (international business	Trustee of the National Constitution Center.
strategy consulting); Successor Trustee of Yale University;
Overseer of the Stern School of Business at New York
University; Trustee of the Whitehead Institute for
Biomedical Research.

JoAnn Heffernan Heisen	Executive Officers
Born 1950. Trustee Since July 1998. Principal
Occupation(s) During the Past Five Years: Corporate	Thomas J. Higgins
Vice President and Chief Global Diversity Officer since	Born 1957. Chief Financial Officer Since September
2006 (retired 2008) and Member of the Executive	2008. Principal Occupation(s) During the Past Five
Committee (retired 2008) of Johnson & Johnson	Years: Principal of The Vanguard Group, Inc.; Chief
(pharmaceuticals/consumer products); Vice President	Financial Officer of each of the investment companies
and Chief Information Officer of Johnson & Johnson	served by The Vanguard Group since 2008; Treasurer
(1997–2005); Director of the University Medical Center	of each of the investment companies served by The
at Princeton and Women’s Research and Education	Vanguard Group (1998–2008).
Institute; Member of the Advisory Board of the Maxwell
School of Citizenship and Public Affairs at Syracuse	Kathryn J. Hyatt
University.	Born 1955. Treasurer Since November 2008. Principal
Occupation(s) During the Past Five Years: Principal of
F. Joseph Loughrey	The Vanguard Group, Inc.; Treasurer of each of the
Born 1949. Trustee Since October 2009. Principal	investment companies served by The Vanguard
Occupation(s) During the Past Five Years: President and	Group since 2008; Assistant Treasurer of each of the
Chief Operating Officer since 2005 (retired 2009) and	investment companies served by The Vanguard Group
Vice Chairman of the Board (2008–2009) of Cummins	(1988–2008).
Inc. (industrial machinery); Director of SKF AB (industrial
machinery), Hillenbrand, Inc. (specialized consumer	Heidi Stam
services), Sauer-Danfoss Inc. (machinery), the Lumina	Born 1956. Secretary Since July 2005. Principal
Foundation for Education, and the Columbus Community	Occupation(s) During the Past Five Years: Managing
Education Coalition; Chairman of the Advisory Council	Director of The Vanguard Group, Inc., since 2006;
for the College of Arts and Letters at the University of	General Counsel of The Vanguard Group since 2005;
Notre Dame.	Secretary of The Vanguard Group and of each of the
investment companies served by The Vanguard Group
André F. Perold	since 2005; Director and Senior Vice President of
Born 1952. Trustee Since December 2004. Principal	Vanguard Marketing Corporation since 2005; Principal
Occupation(s) During the Past Five Years: George Gund	of The Vanguard Group (1997–2006).
Professor of Finance and Banking, Harvard Business
School; Chair of the Investment Committee of HighVista
Strategies LLC (private investment firm).	Vanguard Senior Management Team

Alfred M. Rankin, Jr.	R. Gregory Barton	Michael S. Miller
Born 1941. Trustee Since January 1993. Principal	Mortimer J. Buckley	James M. Norris
Occupation(s) During the Past Five Years: Chairman,	Kathleen C. Gubanich	Glenn W. Reed
President, and Chief Executive Officer of NACCO	Paul A. Heller	George U. Sauter
Industries, Inc. (forklift trucks/housewares/lignite);
Director of Goodrich Corporation (industrial products/
aircraft systems and services); Deputy Chairman of
the Federal Reserve Bank of Cleveland; Trustee of	Founder
University Hospitals of Cleveland, The Cleveland	John C. Bogle
Museum of Art, and Case Western Reserve University.	Chairman and Chief Executive Officer, 1974–1996

Peter F. Volanakis
Born 1955. Trustee Since July 2009. Principal
Occupation(s) During the Past Five Years: President
since 2007 and Chief Operating Officer since 2005
of Corning Incorporated (communications equipment);
President of Corning Technologies (2001–2005); Director
of Corning Incorporated and Dow Corning; Trustee of
the Corning Incorporated Foundation and the Corning
Museum of Glass; Overseer of the Amos Tuck School
of Business Administration at Dartmouth College.

1 These individuals are considered “interested persons,” as defined in the Investment Company Act of 1940, because they are officers of the
Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard
State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > www.vanguard.com

Fund Information > 800-662-7447	All comparative mutual fund data are from Lipper Inc.
or Morningstar, Inc., unless otherwise noted.
Direct Investor Account Services > 800-662-2739

Institutional Investor Services > 800-523-1036	You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting our website, www.vanguard.com,
Text Telephone for People	and searching for “proxy voting guidelines,” or by
With Hearing Impairment > 800-749-7273	calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, www.sec.gov.
In addition, you may obtain a free report on how your
fund voted the proxies for securities it owned during
the 12 months ended June 30. To get the report, visit
This material may be used in conjunction	either www.vanguard.com or www.sec.gov.
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.	You can review and copy information about your fund
at the SEC’s Public Reference Room in Washington, D.C.
CFA® is a trademark owned by CFA Institute.	To find out more about this public service, call the SEC
at 202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2010 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.
Q770 012010

Item 2: Code of Ethics. The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The Code of Ethics was amended during the reporting period covered by this report to make certain technical, non-material changes.

Item 3: Audit Committee Financial Expert. The following members of the Audit Committee have been determined by the Registrant’s Board of Trustees to be Audit Committee Financial Experts serving on its Audit Committee, and to be independent: Charles D. Ellis, Rajiv L. Gupta, JoAnn Heffernan Heisen, André F. Perold, and Alfred M. Rankin, Jr.

Item 4: Principal Accountant Fees and Services.

(a) Audit Fees.

Audit Fees of the Registrant

Fiscal Year Ended November 30, 2009: $43,000
Fiscal Year Ended November 30, 2008: $42,000

Aggregate Audit Fees of Registered Investment Companies in the Vanguard Group.

Fiscal Year Ended November 30, 2009: $3,354,640
Fiscal Year Ended November 30, 2008: $3,055,590

(b) Audit-Related Fees.

Fiscal Year Ended November 30, 2009: $876,210
Fiscal Year Ended November 30, 2008: $626,240

Includes fees billed in connection with assurance and related services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(c) Tax Fees.

Fiscal Year Ended November 30, 2009: $423,070
Fiscal Year Ended November 30, 2008: $230,400

Includes fees billed in connection with tax compliance, planning and advice services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group and related to income and excise taxes.

(d) All Other Fees.

Fiscal Year Ended November 30, 2009: $0
Fiscal Year Ended November 30, 2008: $0

Includes fees billed for services related to risk management and privacy matters. Services were provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(e) (1) Pre-Approval Policies. The policy of the Registrant’s Audit Committee is to consider and, if appropriate, approve before the principal accountant is engaged for such services, all specific audit and non-audit services provided to: (1) the Registrant; (2) The Vanguard Group, Inc.; (3) other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant; and (4) other registered investment companies in the Vanguard Group. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence.

     In the event of a contingency situation in which the principal accountant is needed to provide services in between scheduled Audit Committee meetings, the Chairman of the Audit Committee would be called on to consider and, if appropriate, pre-approve audit or permitted non-audit services in an amount sufficient to complete services through the next Audit Committee meeting, and to determine if such services would be consistent with maintaining the accountant’s independence. At the next scheduled Audit Committee meeting, services and fees would be presented to the Audit Committee for formal consideration, and, if appropriate, approval by the entire Audit Committee. The Audit Committee would again consider whether such services and fees are consistent with maintaining the principal accountant’s independence.

     The Registrant’s Audit Committee is informed at least annually of all audit and non-audit services provided by the principal accountant to the Vanguard complex, whether such services are provided to: (1) the Registrant; (2) The Vanguard Group, Inc.; (3) other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant; or (4) other registered investment companies in the Vanguard Group.

     (2) No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) For the most recent fiscal year, over 50% of the hours worked under the principal accountant’s engagement were not performed by persons other than full-time, permanent employees of the principal accountant.

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(g) Aggregate Non-Audit Fees.

Fiscal Year Ended November 30, 2009: $423,070
Fiscal Year Ended November 30, 2008: $230,400

Includes fees billed for non-audit services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(h) For the most recent fiscal year, the Audit Committee has determined that the provision of all non-audit services was consistent with maintaining the principal accountant’s independence.

Item 5: Not Applicable.

Item 6: Not Applicable.

Item 7: Not Applicable.

Item 8: Not Applicable.

Item 9: Not Applicable.

Item 10: Not Applicable.

Item 11: Controls and Procedures.

     (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

     (b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

(a) Code of Ethics.
(b) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD PENNSYLVANIA TAX-FREE FUNDS

BY:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: January 25, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD PENNSYLVANIA TAX-FREE FUNDS

BY:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER
Date: January 25, 2010

VANGUARD PENNSYLVANIA TAX-FREE FUNDS

BY:	/s/ THOMAS J. HIGGINS*
THOMAS J. HIGGINS
CHIEF FINANCIAL OFFICER
Date: January 25, 2010

* By: /s/ Heidi Stam

Heidi Stam, pursuant to a Power of Attorney filed on July 24, 2009, see file Number
2-88373, and a Power of Attorney filed on October 16, 2009, see File Number 2-52698, both Incorporated by Reference.